                         ANNUAL REPORT OCTOBER 31, 2001



                                 JPMorgan Funds




                                SPECIALTY FUNDS

                              Market Neutral Fund

                                   Focus Fund

                                 Global 50 Fund

                             Global Healthcare Fund

                              H&Q Technology Fund

[LOGO]
                                JPMorgan Fleming
                                Asset Management

CONTENTS

President's Letter                                  1

Market Neutral Fund
Fund Commentary                                     3

Focus Fund
Fund Commentary                                     7

Global 50 Fund
Fund Commentary                                    10

Global Healthcare Fund
Fund Commentary                                    13

H&Q Technology Fund
Fund Commentary                                    16

Portfolio of Investments                           20

Financial Statements                               42

Notes to Financial Statements                      48





HIGHLIGHTS

- At the beginning of the reporting period, the implosion of the Internet bubble drew the U.S. economy downward.

-    The Federal Reserve Board fought back with multiple interest-rate cuts.

- Difficulty continued past the third quarter, after the September 11th attacks.

NOT FDIC INSURED               May lose value / No bank guarantee
JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan SPECIALTY FUNDS

                                                                December 5, 2001

PRESIDENT'S LETTER

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Specialty Equity Funds for the year ended October 31, 2001. Inside, you'll find information to assist you in understanding how the Funds performed, including the strategies your Fund manager pursued during the period within the context of the overall market.

A PAINFUL YEAR FOR INVESTORS: ECONOMY SLOWS, MARKET SLUMPS

As the reporting period began in November 2000 amid the drama of the U.S. Presidential election, the formerly red-hot U.S. economy was showing significant signs of slowing following a series of interest rate increases by the Federal Reserve Board that began in June 1999. Despite a change in policy by the Fed in late 2000 and a series of aggressive interest rate cuts beginning January 2001, the slowdown continued throughout the reporting period. This slowdown was particularly pronounced in those sectors of the economy that had grown at such an impressive pace in the late 1990s, specifically technology and telecommunications. At their zenith in early 2000, the prices of many of the stocks in these sectors reflected high expectations of continuing and uninterrupted growth in revenue and earnings. As short- and medium-term prospects progressively dimmed during most of the reporting period, there was a painful ratcheting down of earnings expectations and stock prices.

For the reporting year, the tech-heavy Nasdaq Composite Index was down 49.84%. This compares to a loss of 24.89% for the S&P 500, an unmanaged index of the largest publicly traded stocks in the United States, for the same time period. Global returns were roughly in line with those in the U.S., down 25.50% as measured by the Morgan Stanley Capital International (MSCI) World Index. Traditional defensive sectors did hold up much better, both in the U.S. and overseas. For instance, the MSCI World Healthcare Index declined by just 8.05%.

THE MARKET SNAPS BACK AS INVESTORS LOOK TO THE FUTURE

Even within the context of a bear market, the losses were particularly severe in the days immediately following the terrorist attacks on the World Trade Center on September 11, 2001, and on September 21 most major U.S. indices hit their lows for the reporting year. Then the U.S. stock market, led by technology issues, began an impressive rally that continued through the end of the reporting year and into November. A rally also occurred during this time in Europe and many emerging markets, although Japan continued to lag given the ongoing problems in the Japanese banking system and the government's fiscal situation.

It remains to be seen whether the fall snapback turns out to be the beginning of a new bull market or simply a period of temporary investor enthusiasm within an ongoing bear market similar to the one we experienced in the spring of 2001.

In November, the National Bureau of Economic Research, the group responsible for analyzing economic data and officially determining when the U.S. economy is in a recession, announced that the U.S. economy had indeed entered a recession in March 2001. The length of the average post-war recession is 11 months, and on the positive side we note that the Fed and leaders in Washington have shown a willingness to take steps to get the U.S. economy back on track. By the end of November, the Fed had cut rates ten times in 2001, down to a 40-year low of 2%.

While we face uncertainty ahead, especially given the backdrop of the war against terrorism, the U.S. government's fiscal position is better than it has been in many years and the economy has yet to feel the full impact of more stimulative monetary and fiscal policies. We also anticipate global economic recovery in 2002.

At JPMorgan Fleming Asset Management, we are confident that the economy and markets will prove strong and durable, and we will strive to deliver solid risk-adjusted returns and outstanding shareholder services to you as an investor. Should you have any questions about your investment, please feel free to call your investment professional. Additionally, you can reach our Shareholder Service Center at 800-348-4782 or visit us online at www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Fleming, we thank you for your continued investment and we look forward to helping you reach your most important financial goals.

Sincerely yours,


/s/George Gatch

George Gatch
President
JPMorgan Funds

JPMorgan MARKET NEUTRAL FUND
         AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED
JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of stocks, returned 8.81% over the year ended October 31, 2001. This compares with a return of 5.17% for the Merrill Lynch 91 Day Treasury Bill Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED
For much of the past year, the U.S. economy was plagued by several negative developments, not the least of which were weakening macroeconomic data, continued shortfalls in corporate earnings, a rapidly deteriorating technology sector, reduced consumer and capital spending, and larger and more frequent corporate layoffs. Similar news from around the globe contributed to investor fears that a prolonged recession might be on the horizon, not just for the U.S., but for most global economies.

In several attempts to turn the tide, the Federal Reserve Board lowered interest rates nine times this year, to 2.5% as of the end of October, the lowest level reached in 40 years. Congress did its part as well, passing a significant tax cut that many hoped would flow through consumers and reinvigorate the economy.

Then, on September 11th, the World Trade Center and the Pentagon were attacked by terrorists, and all bets were off. Although the Fed reacted immediately with a 50 basis point interest rate cut when U.S. equity markets reopened on September 17th, the markets spiraled steadily downward, bottoming out on September 21st with the S&P 500 and the Nasdaq closing at 965.80 and 1423.19, respectively, the lowest levels since August 1998. From that point through the end of October, the equity markets experienced a sustained rally (S&P 500 +10%; the Nasdaq +19%), partly due to investor approval of the government's response to the attacks and partly to growing confidence that any recession in the U.S. would be short lived.

During this time of market instability and negative equity returns (the S&P 500 and Nasdaq were down 25% and 49%, respectively, over the one-year period ended October 31st), the Fund strongly outperformed its benchmark, with stock selection adding value in 13 out of 19 sectors. Stock picking in the utilities, services and basic materials sectors contributed most significantly to performance. On the other hand, security selection in the telecommunications, energy and systems hardware sectors detracted most from performance.

More specifically, positions within the Fund that significantly bolstered performance included overweights in CIT Group (+121%) and Philip Morris (+40%) and an underweight in Ariba (-33%). Positions that detracted most from performance included an overweight in Sun Microsystems (-42%) and underweights in Computer Associates (+62%) and Southern Company (+54%).

LOOKING AHEAD
Even though substantial fiscal and monetary stimuli have been injected into the economy, a weak labor market and excess capacity will probably result in further economic contraction. Inflation should stay low over the next several quarters, owing to weak demand, associated energy and commodity price declines, and a lack of pricing power by corporations suffering from excess capacity. Further, with the cost of fixed investments still running well above internally-generated funds, capital expenditures should remain sluggish, at least over the near term, as likely will overall corporate earnings.

In this environment, the Fund's sector-neutral stock picking strategy, which is based on identifying relative value in a company's long-term fundamentals and earnings prospects, should continue to perform well.

                                   (UNAUDITED)

JPMORGAN MARKET NEUTRAL FUND (LONG)
AS OF OCTOBER 31, 2001

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Finance                                       16.3%
Utilities                                      9.8%
Industrial Cyclical                            9.2%
Energy                                         9.2%
Insurance                                      8.4%
Consumer Services                              7.3%
Consumer Cyclical                              5.8%
Basic Materials                                5.6%
Pharmaceuticals                                5.2%
Software & Services                            4.2%
Retail                                         3.5%
Cash Equivalents & Short Term Paper            3.2%
Telecommunications                             2.5%
Real Estate Investment Trust                   2.4%
Consumer Stable                                2.0%
Semiconductors                                 1.8%
Health Services & systems                      1.4%
Systems Hardware                               1.4%
Network Technology                             0.6%
U.S. Treasury Securities                       0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. TYCO INTERNATIONAL LTD. (BERMUDA) (2.5%) Is a diversified manufacturing and service company with operations around the world. The Company manufactures, services, and installs electrical and electronic components, undersea telecommunications systems, and fire protection and security systems. The Company also manufactures flow control valves, healthcare and specialty products, and plastics
2. CONOCO INC (2.3%) Explores for, produces, and sells crude oil, natural gas, and natural gas liquids. The Company's downstream activities include refining crude oil and refined products, and transporting, distributing, and marketing petroleum products. Conoco operates in countries throughout the world.
3. PHILIP MORRIS COMPANIES, INC. (2.0%) Through its subsidiaries, the Company provides a complete range of manufacturing and selling of a variety of consumer products. It also provides tobacco products, as well as packaged foods such as cheese, processed meat products, coffee, and grocery products.
4. JOHNSON CONTROLS, INC. (1.9%) Markets automotive systems and building controls. The Company supplies seating systems, interior systems and batteries. Johnson Controls also provides building control systems and services, energy management and integrated facility management.
5. PRAXAIR, INC. (1.8%) Supplies gas to industries primarily located in North and South America. The Company produces, sells, and distributes atmospheric gases including oxygen, nitrogen, argon, and rare gases, as well as process gases including carbon dioxide, helium, hydrogen, electronics gases, and acetylene. Praxair also supplies metallic and ceramic coatings and powders.
6. EL PASO CORP. (1.7%) Conducts operations in natural gas transportation, gas gathering and processing, and gas and oil production. The Company also has operations in power generation, merchant energy services, international project development, and energy financing.
7. MATTEL INC. (1.7%) Designs, manufactures, and markets a broad variety of children's products on a worldwide basis. The Company sells its products to retailers and directly to consumers. Mattel's products include Barbie fashion dolls, Fisher-Price infant and preschool products, Matchbox cars, and Tyco electrical vehicles, among others.
8. PPG INDUSTRIES INC. (1.7%) Supplies products for the manufacturing, construction, automotive, chemical processing and other industries worldwide. The Company makes protective and decorative coatings, flat glass, fabricated glass products, continuous-strand fiber glass products and industrial and specialty chemicals.
9. AMBAC FINANCIAL GROUP INC. (1.6%) A holding company, provides financial guarantee insurance and financial management services. The Company, through Ambac Assurance Corporation, insures municipal and structured finance obligations. AMBAC provides investment agreements, interest rate swaps, investment management advisory and cash management services to states and municipalities.
10. CHEVRONTEXACO CORP. (1.6%) Is an integrated energy company with operations in countries located around the world. The Company conducts operations in oil and gas exploration and production, oil and gas refining and marketing, power, and chemical manufacturing. ChevronTexaco markets petroleum products under brand names such as Chevron, Texaco, Caltex, Havoline, and Delo.

Top 10 equity holdings comprised 18.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

JPMORGAN MARKET NEUTRAL FUND (SHORT)
AS OF OCTOBER 31, 2001

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS
[PIE CHART]

Finance                               17.4%
Utilities                             10.1%
Energy                                 9.4%
Industrial Cyclical                    8.8%
Insurance                              7.2%
Consumer Cyclical                      6.3%
Basic Materials                        5.9%
Consumer Services                      5.6%
Pharmaceuticals                        5.4%
Retail                                 4.9%
Software & Services                    4.2%
Consumer Stable                        3.5%
Health Services & systems              2.9%
Telecommunications                     2.6%
Real Estate Investment Trust           1.9%
Semiconductors                         1.9%
Systems Hardware                       1.6%
Network Technology                     0.4%


TOP TEN EQUITY SHORT POSITIONS OF THE PORTFOLIO

1. BURLINGTON RESOURCES, INC. (2.2%) Through its principal subsidiaries, explores for, produces, and markets crude oil and natural gas. The Company's reserves are primarily natural gas, located in North America. Burlington Resources also explores and develops fields in the Northwest European Shelf, North Africa, Latin America, the Far East, and West Africa.
2. DEERE & CO. (2.2%) Manufactures and distributes a range of agricultural, construction, and commercial and consumer equipment. The Company supplies replacement parts for its own products and for those of other manufacturers. Deere also provides financial services including credit, insurance products, and managed health care plans.
3. NEWELL RUBBERMAID, INC. (2.0%) manufactures and markets consumer products, which are sold through a variety of retail and wholesale distribution channels. The Company's products include housewares, juvenile products, home furnishings, office products and hair accessories. Newell Rubbermaid's products are sold under the Calphalon, rubbermaid, Goody, Levolor, Berol, and other brand names.
4. E.I. DUPONT DE NEMOURS CO. (2.0%) Is a global chemical and life sciences company, with businesses in high-performance materials, specialty chemicals, pharmaceuticals, and biotechnology. The Company sells its products to the transportation, textile, construction, automotive, agricultural, hybrid seeds, nutrition and health, pharmaceuticals, packaging, and electronics markets.
5. COX COMMUNICATIONS, INC., (1.6%) Conducts broadband network operations and holds investments focused on cable programming, telecommunications, and technology. The Company provides analog and digital video, high-speed Internet access, and local and long-distance telephone services. Cox also offers video on demand, Internet to the television, and targeted advertising services.
6. UNITEDHEALTH GROUP, INC. (1.5%) Owns and manages organized health systems in the United States and internationally. The Company provides employers products and resources to plan and administer employee benefit programs. UnitedHealth also serves the health needs of older Americans, provides specialized care services, and provides health care information and research to providers and payers
7. LEHMAN BROTHERS HOLDINGS, INC. (1.4%) Is an investment banking firm. The Company's activities include capital raising for clients through securities underwriting and direct placements, corporate finance, merchant banking, securities sales and trading, research services and private client services. Lehman Brothers operates worldwide.
8. MINNESOTA MINING & MANUFACTURING CO. (1.3%) Technology company with operations in electronics, telecommunications, industrial, consumer and office, health care, safety and other markets. The Company's businesses share technologies, manufacturing operations, brands, marketing channels and other resources.
9. ALLEGHENY ENERGY INC. (1.3%) Is an electric utility holding company. The Company, through various subsidiaries, serves customers in parts of Maryland, Ohio, Pennsylvania, Virginia, and West Virginia in the United States.
10. UNITED PARCEL SERVICE, INC., (1.1%) Delivers packages and documents throughout the United States and in other countries and territories. The Company also provides logistics services, including comprehensive management of supply chains, for major companies worldwide.

Top 10 short equity holdings comprised 16.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

JPMORGAN MARKET NEUTRAL FUND
AS OF OCTOBER 31, 2001

[CHART]
AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                              INCEPTION
                                                 1 YEAR      (12/31/98)

MARKET NEUTRAL FUND                               8.81%         5.07%


LIFE OF FUND PERFORMANCE (12/31/98 TO 10/31/01)

                     JPMorgan           Merrill Lynch         Lipper Specialty/
                  Market Neutral           91 Day               Miscellaneous
                       Fund             T-Bill Index            Funds Average

12/31/1998          $3,000,000           $3,000,000               $3,000,000
 1/31/1999          $2,977,668           $3,021,781               $2,979,000
 2/28/1999          $2,945,159           $3,032,920               $2,968,871
 3/31/1999          $3,033,158           $3,044,100               $2,996,779
 4/30/1999          $3,053,046           $3,055,020               $3,104,963
 5/31/1999          $3,074,869           $3,066,282               $3,078,260
 6/30/1999          $3,106,821           $3,077,890               $3,131,206
 7/31/1999          $3,092,463           $3,089,541               $3,092,066
 8/31/1999          $3,088,437           $3,101,544               $3,015,073
 9/30/1999          $3,047,124           $3,113,593               $2,980,099
10/31/1999          $3,091,268           $3,125,997               $2,986,357
11/30/1999          $2,990,068           $3,139,072               $2,964,556
12/31/1999          $3,015,563           $3,152,512               $3,051,121
 1/31/2000          $2,993,999           $3,166,322               $2,942,196
 2/29/2000          $3,048,958           $3,180,821               $2,883,941
 3/31/2000          $3,029,320           $3,195,701               $3,004,778
 4/30/2000          $3,016,238           $3,210,650               $3,014,994
 5/31/2000          $3,060,814           $3,225,988               $3,009,567
 6/30/2000          $3,071,488           $3,241,079               $2,998,432
 7/31/2000          $3,058,534           $3,257,524               $3,006,228
 8/31/2000          $3,119,976           $3,274,054               $3,080,482
 9/30/2000          $3,175,143           $3,290,342               $3,071,548
10/31/2000          $3,183,694           $3,307,038               $3,111,171
11/30/2000          $3,234,447           $3,323,818               $3,090,949
12/31/2000          $3,308,712           $3,339,696               $3,183,677
 1/31/2001          $3,281,691           $3,353,996               $3,210,420
 2/28/2001          $3,288,242           $3,367,691               $3,183,131
 3/31/2001          $3,334,600           $3,380,105               $3,098,778
 4/30/2001          $3,389,696           $3,390,887               $3,214,363
 5/31/2001          $3,438,144           $3,401,029               $3,265,793
 6/30/2001          $3,462,721           $3,410,864               $3,220,071
 7/31/2001          $3,473,766           $3,420,727               $3,214,597
 8/31/2001          $3,421,580           $3,430,278               $3,149,662
 9/30/2001          $3,448,399           $3,437,808               $2,952,494
10/31/2001          $3,448,810           $3,443,985               $2,995,010


Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/31/98.

The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

Chart illustrates comparative performance of $3,000,000, the minimum investment for this fund and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The Merrill Lynch 91 Day T-Bill Index is an unmanaged index that measures short term fixed income market performance. The Lipper Specialty/Miscellaneous Funds Average describes the average total return for all funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot invest directly in an index.

                                  (UNAUDITED)

JPMorgan FOCUS FUND
AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED
JPMorgan Focus Fund, which invests in a concentrated portfolio of approximately 25 stocks, fell 39.52% (Class A shares, no sales charge) in the year to end October 2001. This compares with a loss of 24.89% for the S&P 500 Index.

HOW THE FUND WAS MANAGED
In a 12-month period that was full of earnings shocks, large capitalization bellwether technology companies posted some of the biggest disappointments of all. For much of the year 2000, the large well-managed technology stocks held up well, while smaller, more speculative technology names dropped. However, when the extent of the capital expenditure downturn became clear, the large caps fell heavily, making up for lost time.

The Fund's underperformance of its benchmark was chiefly a result of its investments in these technology blue chips. Most of their falls occurred in the first half of the October-to-October reporting period, and many of the names have now been sold. Indeed, seven of the portfolio's 10 worst performing holdings were technology stocks. These were Adobe Systems, Applied Materials, EMC Corp, Juniper Networks, Mercury Internet, Microsoft and National Instruments.

There was better news in healthcare, which was one of the best performing market sectors. The Fund outperformed the benchmark in this sector as a result of strong stock picking. Stocks such as Genzyme-General, Tenet Healthcare, United Healthcare, Johnson & Johnson, and Pfizer all actually rose in price. The manager's strategy has been to pick the one or two best healthcare stocks in each industry sub-sector--a strategy that was effective in the period. The Fund was also overweight healthcare, which again helped limit the fall in the Fund's overall value.

Other areas of relative weakness were the consumer sectors, where the Fund was overweight consumer discretionary stocks and underweight consumer staples. This stance made sense in an environment where Fed rate cuts should stimulate a recovery in economic growth, but was not successful on this occasion as rate cuts were less effective than anticipated. In the weak economic environment that currently prevails, consumer staples companies such as discount retailers are likely to do better than consumer discretionary stocks such as up-market hotel companies.

LOOKING AHEAD
The fund's composition has been adjusted in the recent past to fit the subdued economic and financial environment. For example, the manager has added to holdings in basic retailers Home Depot and Wal-Mart. Looking forward, the fund will continue to seek the leading companies in each sector (and sub-sector) of its universe.

                                  (UNAUDITED)

JPMORGAN FOCUS FUND
AS OF OCTOBER 31, 2001

[CHART]
PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Pharmaceuticals                                           23.3%
Retail                                                    13.3%
Consumer Cyclical                                         11.9%
Finance                                                   10.3%
Health Services & systems                                  9.1%
Software & Services                                        7.5%
Industrial Cyclical                                        7.5%
Semiconductors                                             4.1%
Network Technology                                         3.4%
Consumer Stable                                            3.0%
Consumer Services                                          2.8%
Telecommunications                                         2.0%
Cash Equivalents & Short Term Paper                        1.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. TENET HEALTHCARE CORP. (6.8%) Through its subsidiaries, owns or operates general hospitals and related health care facilities serving communities in the United States. The Company operates rehabilitation hospitals, specialty hospitals, long-term care facilities, psychiatric facilities, and medical office buildings near its general hospitals, as well as ancillary health care businesses.
2. WAL-MART STORES, INC. (6.0%) Operates discount stores and Supercenters, as well as Sam's Clubs. The Company's Wal-Mart discount stores and Supercenters offer merchandise such as apparel, housewares, small appliances, electronics, and hardware. Wal-Mart operates in the United States, Canada, Argentina, Brazil, Germany, Mexico, Korea, United Kingdom, and Puerto Rico.
3. GENERAL ELECTRIC CO. (5.9%) Develops, manufactures, and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.
4. SUNGARD DATA SYSTEMS, INC. (5.8%) Provides integrated information technology solutions and electronic processing for financial services. The Company also provides high-availability infrastructure for business continuity. SunGard serves clients throughout the world.
5. GENZYME CORP. (5.3%) Develops and markets therapeutic and surgical products, as well as diagnostic services and products. The Company also develops and markets biological products and devices for orthopedic injuries and severe burns.
6. KING PHARMACEUTICALS INC. (5.0%) Manufactures, markets, and sells primarily branded prescription pharmaceutical products. The Company markets its products to general/family practitioners and internal medicine physicians and hospitals across the United States. King also provides contract manufacturing for a number of pharmaceutical and biotechnology companies.
7. MERRILL LYNCH & CO. (4.5%) Provides a variety of financial and investment services through offices around the world. The Company serves the needs of both individual institutional clients with a diverse range of financial services including personal financial planning, trading and brokering, banking and lending, and insurance.
8. TRICON GLOBAL RESTAURANTS, INC. (4.4%) Owns and franchises approximately 30,000 quick service restaurants in 100 countries and territories. The Company's restaurants include KFC, Pizza Hut, Taco Bell and other Mexican restaurants.
9. CARDINAL HEALTH, INC. (4.3%) Provides complementary products and services to healthcare providers and manufacturers. The Company's services include pharmaceutical distribution, health-care product manufacturing, distribution and consulting services, drug delivery systems development, pharmaceutical packaging, automated dispensing systems manufacturing, and retail pharmacy franchising.
10. MICROSOFT CORP. (3.8%) Develops, manufactures, sells, licenses, and supports software products. The Company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and Intranet software. Microsoft also develops the MSN network of Internet products and services.

Top 10 equity holdings comprised 51.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

[CHART]
AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE
                                                               INCEPTION
                                                  1 YEAR       (6/30/98)
CLASS A SHARES
   WITHOUT SALES CHARGE                           -39.52%       -14.17%
   WITH SALES CHARGE                              -43.02%       -15.68%
 CLASS B SHARES
   WITHOUT CDSC                                   -39.84%       -14.67%
   WITH CDSC                                      -42.84%       -15.44%
 CLASS C SHARES
   WITHOUT CDSC                                   -39.84%       -14.67%
   WITH CDSC                                      -40.44%       -14.67%
 SELECT SHARES                                    -39.28%       -13.90%


LIFE OF FUND PERFORMANCE (6/30/98 TO 10/31/01)

                    JPMorgan       Lipper Large-Cap
                   Focus Fund      Core Funds Index       S&P 500 Index

      6/30/1998      $9,425            $10,000              $10,000
      7/31/1998      $9,218             $9,919               $9,894
      8/31/1998      $7,813             $8,434               $8,464
      9/30/1998      $8,180             $8,853               $9,007
     10/31/1998      $8,858             $9,517               $9,738
     11/30/1998      $9,226            $10,084              $10,328
     12/31/1998      $9,517            $10,753              $10,923
      1/31/1999      $9,696            $11,129              $11,380
      2/28/1999      $9,102            $10,786              $11,026
      3/31/1999      $9,357            $11,219              $11,467
      4/30/1999      $9,875            $11,520              $11,911
      5/31/1999      $9,696            $11,215              $11,630
      6/30/1999     $10,215            $11,840              $12,275
      7/31/1999      $9,489            $11,493              $11,892
      8/31/1999      $8,819            $11,376              $11,833
      9/30/1999      $8,687            $11,068              $11,508
     10/31/1999      $9,273            $11,746              $12,237
     11/30/1999      $9,716            $12,034              $12,485
     12/31/1999     $10,820            $12,834              $13,220
      1/31/2000     $10,396            $12,316              $12,556
      2/29/2000     $11,509            $12,312              $12,319
      3/31/2000     $11,689            $13,382              $13,523
      4/30/2000     $10,688            $12,945              $13,116
      5/31/2000      $9,961            $12,614              $12,847
      6/30/2000     $10,877            $13,076              $13,163
      7/31/2000     $10,802            $12,872              $12,958
      8/31/2000     $11,802            $13,760              $13,763
      9/30/2000     $10,415            $13,028              $13,036
     10/31/2000      $9,358            $12,877              $12,981
     11/30/2000      $8,160            $11,744              $11,958
     12/31/2000      $8,038            $11,887              $12,017
      1/31/2001      $7,698            $12,224              $12,444
      2/28/2001      $6,802            $11,086              $11,310
      3/31/2001      $6,122            $10,405              $10,594
      4/30/2001      $6,736            $11,196              $11,416
      5/31/2001      $6,735            $11,258              $11,493
      6/30/2001      $6,716            $10,959              $11,213
      7/31/2001      $6,508            $10,800              $11,104
      8/31/2001      $6,027            $10,164              $10,410
      9/30/2001      $5,394             $9,393               $9,570
     10/31/2001      $5,660             $9,614               $9,752


Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 3% for the period since inception. Class C Shares CDSC: 1% for the one-year period. 0% thereafter.

The Fund commenced operations on 6/30/98. All Share Classes were introduced on 6/30/98.

The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the performance of the 30 largest funds that invest in both growth and value stocks. Investors can not invest directly in an index.

                                  (UNAUDITED)

JPMorgan GLOBAL 50 FUND
         AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED
JPMorgan Global 50 Fund, which seeks to provide total return through a focused portfolio of global stocks, had a loss of 28.91% (Select Shares) during the year ended October 31, 2001. This compares with a loss of 25.50% for the Morgan Stanley Capital International (MSCI) World Index.

HOW THE FUND WAS MANAGED
The past 12 months were not kind to equities of any nationality, as nervous investors roiled world markets in search of stability. They found precious little, as evidenced by an over a 20% decline in global equities during this time.

It was a period of upheaval well before terrorists attacked the U.S. on September 11th. The U.S. economy was slowing toward recession, with the rest of the globe set to follow closely on its heels. Responding to this, corporate earnings slid from highly positive in 1999 and part of 2000, to dismally low for most of 2001. The decline was particularly pronounced in formerly celebrated tech-related corporations, with many reporting significant losses and investment write-downs during the year.

Following September 11, it became clear that the U.S. was, in fact, in a recession and that global equity markets were in for more volatility particularly the stocks of those companies with direct or strong indirect links to travel, insurance and the like.

During this period, Global 50, which is a highly concentrated portfolio of global stocks, underperformed the global equity market. This was due, primarily, to substantial underperformance from certain companies in the telecom-related sector.

Amongst the stocks that detracted most from performance were telecom stocks Level 3 Communications and Cable & Wireless. Both declined substantially following a slowdown in the data community industry and were removed from the Fund's portfolio earlier in the year. Other tech disappointments included CheckPoint Software and Hynix Semiconductor, both of which also were sold from the portfolio.

Aiding performance were investments in more defensive sectors, such as healthcare. Here, fund holding Alza Pharmaceuticals performed well and was acquired by another fund holding, Johnson & Johnson, which we continue to hold. We also outperformed with utilities, with holdings such as Pacific Gas & Electric and Hong Kong Electric, both of which held up well and had positive returns during the past 12 months. Philip Morris also outperformed over this past year.

LOOKING AHEAD
We anticipate significant volatility in world equity markets over the remainder of 2001 and, perhaps, into the first quarter of 2002. Barring another extreme geopolitical development, however, we expect world equity markets to begin to truly stabilize in the second quarter of 2002, as investors anticipate a recovery of earnings growth in the latter half of 2002.

Currently in Global 50, we continue to underweight technology and overweight some of the more defensive sectors, such as utilities. Even so, we are presently bottom fishing the U.S. market in search of high quality companies whose share prices have been hit unduly by investor uncertainty and extreme risk aversion. Recently we added two U.S. tech companies, Juniper and Sun Microsystems to the portfolio. In fact, we now have more invested in U.S. equities (approximately 35% of the portfolio) than we have had since 1999. We anticipate that we may further increase our allocation, as the market outlook becomes clearer.

                                   (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS
[CHART]

United States           35.4%
Japan                   10.8%
United Kingdom          10.2%
France                   8.2%
Australia                7.2%
The Netherlands          6.1%
Switzerland              4.4%
Hong Kong                3.4%
Belgium                  2.3%
Italy                    2.2%
Singapore                2.2%
Bermuda                  2.0%
Finland                  2.0%
Spain                    1.9%
Taiwan                   1.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. MITSUBISHI PHARMA CORP. (2.8%) Produces and sells pharmaceuticals and chemicals through sales agents in the domestic overseas markets. The Company develops genetically engineered serum. Mitsubishi Pharma also ties up with other pharmaceutical companies for research and development.
2. COMMONWEALTH BANK OF AUSTRALIA (2.5%) Provides banking, life insurance and related services for individuals, small businesses and medium sized commercial enterprises. The Bank provides corporate and general banking, international financing, institutional banking and stockbroking and funds management such as superannuation products, unit trusts and financial planning.
3. SCOTTISH POWER PLC. (2.4%) Provides electricity, water, gas, and telecom services. In the UK the multi-utility provides electricity in Scothland, Northwestern England, and Wales. Scottish Power also has 2.8 million water and wastewater customers in Southern England through its Southern Water unit and it distributes natural gas to 800,000 customers.
4. WMC LIMITED ADR (2.4%) The Company mines, processes, and markets copper uranium, alumina, nickel, gold, fertilizers and industrial minerals. Its operations are based in Australia, North and South America and Asia.
5. COMPAGNIE FINANCIERE RICHEMONT AG, A UNITS (2.3%) A holding Company, that provides financial and operational control over companies operating primarily in the fields of luxury goods such as jewelry, watches, leather goods, and menswear. It also invests in companies that are active in the tobacco and direct retailing sectors.
6. TOTALFINAELF SA. (2.3%) Explores for, produces, refines, transports, and markets oil and natural gas. The Company also operates a chemical division, which produces rubber, paint, ink adhesives, and resins. TotalFinaElf operates Total gasoline filling stations in Europe, the United States, and Africa. The Company operates in over 100 countries.
7. INTERBREW (2.3%) Brews beer. The Company buys brands and distribution networks, develops local brands into regional and national brands, and offers premium and specialty brands. Interbrew's brands include Labatt Blue, Jupiler, Dommelsch, Leffe, Stella Artois, Rolling Rock, and Hoegaarden. Interbrew has production plants in Europe, North America, and Asia.
8. NATIONAL AUSTRALIA BANK LTD. (2.2%) An international banking group which operates in Australia, New Zealand, Europe, Asia and the United States. The Group offers banking services, credit and access card facilities, leasing, housing and general finance, international and investment banking, mortgage servicing, portfolio management, life insurance, custodian, trustee and nominee services.
9. UNICREDITO ITALIANO SPA. (2.2%) Attracts deposits and offers commercial, retail, and investment banking and financial services. The Bank offers consumer loans credit cards, lease financing, Internet stock brokerage services, and life and non-life insurance.
10. TPG NV (2.2%) Collects, transports, stores, sorts, and distributes letters, printed matter, parcels, documents, and freight items. The Company provides mail and logistics services domestically and internationally.

Top 10 equity holdings comprised 23.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

[CHART
AVERAGE ANNUAL TOTAL RETURNS

                                                                  SINCE
                                                                INCEPTION
                                                   1 YEAR       (5/29/98)
 CLASS A SHARES
   WITHOUT SALES CHARGE                             -28.90%        -3.16%
   WITH SALES CHARGE                                -32.99%        -4.83%
 CLASS B SHARES
   WITHOUT CDSC                                     -29.19%        -3.28%
   WITH CDSC                                        -32.45%        -4.04%
 CLASS C SHARES
   WITHOUT CDSC                                     -29.19%        -3.28%
   WITH CDSC                                        -29.84%        -3.28%
 SELECT SHARES                                      -28.91%        -3.14%

LIFE OF FUND PERFORMANCE (5/29/98 - 10/31/01)
[CHART]

                    JPMorgan GLOBAL 50         MSCI WORLD
                   FUND (SELECT SHARES)           INDEX

       5/31/1998          $10,000                $10,000
       6/30/1998          $9,953                 $10,236
       7/31/1998          $10,047                $10,218
       8/31/1998          $8,260                 $8,854
       9/30/1998          $7,867                 $9,009
      10/31/1998          $8,907                 $9,822
      11/30/1998          $9,514                 $10,404
      12/31/1998          $9,820                 $10,911
       1/31/1999          $10,193                $11,148
       2/28/1999          $9,894                 $10,850
       3/31/1999          $10,673                $11,300
       4/30/1999          $11,279                $11,744
       5/31/1999          $10,799                $11,313
       6/30/1999          $11,532                $11,840
       7/31/1999          $11,518                $11,802
       8/31/1999          $11,659                $11,780
       9/30/1999          $11,465                $11,664
      10/31/1999          $12,038                $12,269
      11/30/1999          $12,838                $12,612
      12/31/1999          $14,272                $13,632
       1/31/2000          $13,825                $12,849
       2/29/2000          $14,161                $12,882
       3/31/2000          $14,539                $13,771
       4/30/2000          $13,908                $13,187
       5/31/2000          $13,462                $12,852
       6/30/2000          $14,093                $13,283
       7/31/2000          $13,565                $12,908
       8/31/2000          $14,224                $13,326
       9/30/2000          $13,269                $12,616
      10/31/2000          $12,597                $12,403
      11/30/2000          $11,842                $11,648
      12/31/2000          $12,223                $11,835
       1/31/2001          $12,462                $12,063
       2/28/2001          $11,187                $11,042
       3/31/2001          $10,188                $10,315
       4/30/2001          $10,918                $11,075
       5/31/2001          $10,695                $10,931
       6/30/2001          $10,449                $10,587
       7/31/2001          $10,263                $10,446
       8/31/2001          $10,024                $9,943
       9/30/2001          $8,994                 $9,065
      10/31/2001          $8,966                 $9,238

Past Performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Sales Charge for Class A Shares: 5.75%.
Class B Shares CDSC: 5% for the one year period and 3% for the period since inception.
Class C Shares CDSC: 1% for the one year period and 0% thereafter.
The Fund commenced operations on 5/29/98. Class A, B, C shares were introduced on 4/16/01. Performance prior to introduction is based upon historical expenses of the predecessor Select Shares, which are lower than the actual expenses of the A, B, and C Shares. If the expenses were included, the performance would have been lower.
The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
This chart illustrates comparative performance for $10,000 invested in the Fund (Select Shares) and the MSCI World Index from 5/29/98 to 10/31/01. The performance of the Funds assumes reinvestment of all distributions and capital gains. The performance of the Index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.
The MSCI World Index is a replica (or model) of the world's equity markets. The Index is unmanaged and no individual can invest directly in the Index.

                                   (UNAUDITED)

JPMorgan GLOBAL HEALTHCARE FUND
AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED
JPMorgan Global Healthcare Fund, which seeks to provide total return through investments in healthcare stocks, had a loss of 8.55% (Select Shares) during the year ended October 31, 2001. This compares with losses of 8.05% and 17.60% for the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World Healthcare Index and the Lipper Health/Biotechnology Funds Index, respectively.

HOW THE FUND WAS MANAGED
Driven by strong investor appetite for more defensive growth sectors, healthcare equities globally did very well on a relative basis over the past year (-8%), outperforming the overall world equity market (-26%) and massively outperforming higher risk sectors, such as technology, telecommunications and biotechnology, where many stocks were punished.

One of the reasons investors favored healthcare stocks was their tradition of growing earnings consistently through just about any economic cycle, including this one. For example, earlier in the year, the healthcare industry forecast 2001 earnings growth of around 13%, a forecast it is set to achieve. Most other sectors will likely record negative earnings for the year.

Within the Fund, we focused primarily on pharmaceutical companies in the U.S. and Europe over the past 12 months, as they appeared to offer more downside protection than companies in the more volatile bio-tech sector. This, in fact, turned out to be the case. As this period ended, we had a weighting of approximately 75% in pharmaceuticals and 17% in bio- and med-tech companies and the remainder in healthcare services. Overall, this positioning worked out well, enabling us to outperform the average global healthcare fund by 9% during the past year.

Amongst the stocks that added value during this period were Alza
Pharmaceuticals, a U.S. company that was acquired by Johnson & Johnson during the year, and Sfanofi-Synthelabo, a French pharmaceutical company that has done well on the back of a very successful new cardiovascular drug, Plavix. Glaxo/SmithKline in the U.K. also outperformed, the beneficiary of consistent earnings growth and a well-diversified book of established and new drug offerings.

Detracting most from performance were companies in the bio-tech sector, notably Human Genome Sciences and Inhale Therapeutics, which performed poorly in an investment environment that was extremely risk averse. This despite the fact that they have rich pipelines of new drugs in the offering. We still favor them and other Biotech's like them, but may have to wait for our reward until investors begin to re-emphasize long-term potential, rather than short-term profitability. In October this process seemed to get underway.

LOOKING AHEAD
The terrorist attacks of September 11 injected considerable volatility into world equity markets, volatility that likely will remain with us for some time. Evidence of this volatility could be seen in the bio-tech sector, which fell precipitously immediately after the attacks, only to rise substantially in the month of October.

The Fund's goal remains clear: providing exposure to a defensive growth sector with particular emphasis on pharmaceutical stocks. In addition we took the post-attack price drop as an opportunity to buy depressed bio-tech stocks and may do more of the same if events dictate, and the market stabilizes. After all, several of these companies have a variety of promising new drugs that could easily make them quite profitable in the years ahead. For this and other reasons, the biotech sector is poised for renewed growth and may well represent one of next year's major growth stories.

                                   (UNAUDITED)

[CHART]
PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United States        69.8%
United Kingdom       10.9%
France                5.2%
Switzerland           4.9%
Japan                 3.9%
Germany               3.8%
Denmark               1.0%
Ireland               0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. PFIZER, INC. (11.8%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.
2. GLAXOSMITHKLINE PLC (9.5%) Is a research-based pharmaceutical group that develops, manufactures and markets vaccines, prescription and over-the-counter medicines, as well as health-related consumer products. The Group, which also provides laboratory testing and disease management services, specializes in treatments for respiratory, central nervous system, gastro-intestinal and genetic disorders
3. JOHNSON & JOHNSON (8.7%) Manufactures health care products and provides related services for the consumer, pharmaceutical, and medical devices and diagnostics markets. The Company sells products such as skin and hair care products, acetaminophen products, pharmaceuticals, diagnostic equipment, and surgical equipment in countries around the world.
4. LILLY (ELI) & CO. (5.8%) Sells, discovers, develops and manufactures pharmaceutical products for humans and animals. The Company's products are sold in countries around the world. Products include anti-infectives, cardiovascular agents, oncology products and animal health products.
5. AMERICAN HOME PRODUCTS CORP. (4.9%) Manufactures, distributes, discovers, develops, and sells pharmaceuticals and consumer healthcare products. The Company's products include branded and generic ethical pharmaceuticals, biologicals, nutritionals and animal biologicals and pharmaceuticals.
6. BRISTOL-MYERS SQUIBB CO. (4.9%) A worldwide health and personal care company that manufactures medicines. The Company's products include therapies for various diseases and disorders, consumer medicines, orthopedic devices, ostomy care, wound management, nutritional supplements, infant formulas, and hair and skin care products.
7. AMGEN INC. (4.3%) Discovers, develops, manufactures, and markets human therapeutics based on cellular and molecular biology. The Company focuses its research on secreted protein and small molecule therapeutics, with particular emphasis on neuroscience and cancer.
8. ABBOTT LABORATORIES (4.0%) Is one of the US's top health care products maker. Its Ross Products division makes such well0known nutrionals as Similac and Ensure, but about half of the company's sales are pharmaceuticals and hospital products, including drug-delivery systems, intensive care products, anti-infectives, andtibiotics, and such other drugs as Norvir, which treats HIV. Abbott is also a leading diagnostics company with tests for HIV, strep throat, and pregnancy. The company has purchased BASF's pharmaceuticals unit to increase its drug pipeline.
9. MERCK & CO., INC. (3.9%) Is a global pharmaceutical company that discovers, develops, manufactures and markets a broad range of human and animal health products. The Company also provides pharmaceutical benefit services.
10. NOVARTIS AG (3.4%) Manufactures pharmaceutical and nutrition products. The Company produces treatments for hypertension, fungal infections, skin conditions, arthritis, cancer, cardiovascular diseases, arteriosclerosis and other conditions, animal health products, baby food and clinical nutrition products for healthcare organizations.

Top 10 equity holdings comprised 61.2% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
[CHART]

                                                                 SINCE
                                                               INCEPTION
                                                  1 YEAR       (9/29/00)
 CLASS A SHARES
   WITHOUT SALES CHARGE                            -8.88%        -7.39%
   WITH SALES CHARGE                              -13.92%       -12.32%
 CLASS B SHARES
   WITHOUT CDSC                                    -8.95%        -7.64%
   WITH CDSC                                      -13.50%       -11.04%
 CLASS C SHARES
   WITHOUT CDSC                                    -8.95%        -7.64%
   WITH CDSC                                       -9.86%        -7.64%
 SELECT SHARES                                     -8.55%        -7.27%


LIFE OF FUND PERFORMANCE (9/30/00 TO 10/31/01)
[CHART]

                     JPMorgan GLOBAL HEALTHCARE          MSCI WORLD                     LIPPER
                        FUND (SELECT SHARES)          HEALTHCARE INDEX     HEALTH/BIOTECHNOLOGY FUNDS INDEX
        9/30/2000             $10,000                     $10,000                      $10,000
       10/31/2000             $10,073                     $10,122                       $9,876
       11/30/2000             $10,346                     $10,554                       $9,573
       12/31/2000             $10,772                     $10,836                      $10,095
        1/31/2001              $9,918                      $9,963                       $9,262
        2/28/2001              $9,785                     $10,004                       $9,168
        3/31/2001              $9,078                      $9,359                       $8,126
        4/30/2001              $9,345                      $9,543                       $8,756
        5/31/2001              $9,498                      $9,630                       $9,087
        6/30/2001              $9,251                      $9,335                       $9,202
        7/31/2001              $9,477                      $9,703                       $8,918
        8/31/2001              $9,164                      $9,364                       $8,797
        9/30/2001              $9,217                      $9,538                       $8,322
       10/31/2001              $9,212                      $9,419                       $8,600


Source: Lipper Analytical Services. Past Performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Sales Charge for Class A Shares: 5.75%.
Class B Shares CDSC: 5% for the one year period and 4% for the period since inception.
Class C Shares CDSC: 1% for the one year period and 0% thereafter.
The Fund commenced operations on 9/29/00. Class A, B, C shares were introduced on 4/16/01. Performance prior to introduction is based upon historical expenses of the predecessor Select Shares, which are lower than the actual expenses of the A, B, and C Shares. If the expenses were included, the performance would have been lower. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

The chart illustrates comparative performance for $10,000 invested in the Fund (Select Shares), the MSCI World Healthcare Index and the Lipper Health/Biotechnology Funds Index from 9/30/00 to 10/31/01. The performance of the Funds assumes reinvestment of all distributions and capital gains. The performance of the Indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.
The MSCI World Healthcare Index is a replica (or model) of the world's healthcare/healthcare services industries. The Lipper Health/Biotechnology Funds Index represents the performance of all funds in the indicated Lipper category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

                                   (UNAUDITED)

JPMorgan H&Q TECHNOLOGY FUND
AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED
JPMorgan H&Q Technology Fund had a loss of -77.97% (Class A shares, without sales charges) for the year ended October 31, 2001. This compares to -58.46% for the H&Q Technology Index, and -12.70% for the Russell 2000 Index.

HOW THE FUND WAS MANAGED
Over the course of the reporting year, the Fund's orientation to technology companies made it impossible to avoid the overall volatility in the sector. The Fund has always invested in what the management team believes are the leaders in various technology sub-sectors, with the view that these companies will earn the lion's share of profitability within their sub-sectors and will thus ultimately be rewarded by investors. Despite the difficult environment, this disciplined focus on leadership companies was maintained throughout the reporting period.

Early in the reporting period, the Fund suffered from its higher-than-benchmark exposure to software and data communications. Holdings in these areas are at least indirectly related to the Internet and, therefore, sold off sharply as investors wrote off infrastructure companies tied to the Internet. In response, the management team revisited its investment thesis on each holding and, as a result of this review, liquidated Fund positions in what it believed were "at risk" holdings, including InfoSpace, Foundry Networks and Yahoo!.

After hitting a low on April 4, 2001, technology stocks staged a strong spring rally. Fund holdings eBay and McAfee.com were up sharply during the rally as were Siebel Systems and Enterasys Networks. During this positive period in the market, the management team continued pruning companies whose prospects for rebounding had diminished substantially regardless of the original strength of their business models. Throughout the rally, the management team was mindful that downward earnings revisions would continue and, therefore, increased its exposure to those companies showing signs of earnings stability in a weak environment while still offering significant upside in an eventual IT spending recovery.

With negative earnings pre-announcements occurring across the board, the summer months were extremely difficult ones for technology stocks. During this time, the Fund's overweight position in software was a major detractor to performance, while substantial underweight positions in personal computers and semiconductors assisted performance on a relative basis.

Following the terrorist attacks on September 11th, technology stocks hit a reporting period low on September 21st and have since staged an impressive rally. In terms of changes in the portfolio, the Fund eliminated its holding in BEA Systems given that its strong position in the application server market might not be sustainable due to the entry and aggressive pricing actions of IBM, Oracle and others. The Fund initiated a position in Allegiance Telecom, which the management team believes is likely to be one of the few strong, remaining CLECs. In addition, the Fund initiated positions in Microsoft, Dell Computer, and AOL Time Warner.

                                  (UNAUDITED)

LOOKING AHEAD
Although government data suggests that business spending on information technology is still falling, there are indications that the third quarter will be the trough in the rate of decline. Inventories, particularly for semiconductors, are fairly lean, and thus fourth quarter earnings estimates seem reasonable for many companies. Just as important has been the news coming out of several large technology companies that business has stabilized or, in some cases, even improved by more than what would be seasonally expected. While visibility into future orders remains somewhat unclear, a rebound in demand in October was cited by several companies at November's COMDEX Technology Conference. The Fund's management team believes that it is possible that we've hit an inflection point, particularly as both corporations and consumers consider upgrading personal computers given the significant advantages of the new Pentium 4 Chip combined with a powerful new version of Windows. This bodes well for PC Original Equipment Manufacturers and related companies and, as such, the Fund's exposure to this sector has been increased.

As a final and important point given the Fund's focus on sub-sector leadership, the management team believes that today's leaders are generally not facing new competitors. There do not appear to be any significant niches for new entrants to develop, and the resources needed to become a leader in technology is rising due to increased complexity and the scale of business models required to succeed.

                                  (UNAUDITED)

JPMorgan H&Q TECHNOLOGY FUND
AS OF OCTOBER 31, 2001

[CHART]
PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Software & Services            54.5%
Telecommunications             16.3%
Semiconductors                 11.4%
Network Technology              9.3%
Systems Hardware                8.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. EBAY, INC. (6.2%) Provides a person-to- person trading community on the Internet. Its services are used by buyers and sellers for exchange of personal items such as coins, collectibles, computers, memorabilia, stamps, and toys. Sellers can list their items for sale and buyers can bid on the prices.
2. CISCO SYSTEMS, INC. (5.8%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.
3. VERISIGN, INC. (5.3%) Provides Internet trust services needed by websites, enterprises, electronic commerce providers, and individuals to conduct electronic commerce and communications over Internet protocol networks. The Company also provides Internet domain registration services for Web addresses ending in .com, .net, .org, and .edu. In addition, it provides Internet technology services.
4. SUN MICROSYSTEMS, INC. (5.2%) Provides products, services and support solutions for building and maintaining network-computing environments. The Company sells scalable computer systems, high-speed microprocessors and a complete line of high-performance software for operating network computing equipment and storage products. It also provides support, education and professional services.
5. QUALCOMM, INC. (5.0%) Develops and delivers digital wireless communications products and services based on the Company's CDMA digital technology. The Company's business areas include integrated CDMA chipsets and systems software, technology licensing, Eudora email software for Windows and Macintosh platforms, and satellite based systems including Omnitracs and Globalstar systems.
6. VERITAS SOFTWARE CORP. (4.8%) Designs, develops and markets enterprise storage management and high availability products that manage both on-line and off-line data for business-critical computing systems. The Company's products are marketed to original equipment manufacturers and end-user customers through resellers, value-added resellers, hardware distributors and systems integrators.
7. ORACLE CORP. (4.6%) Supplies software for enterprise information management. It offers databases and relational servers, application development and decision support tools, and enterprise business applications.
8. ELECTRONIC ARTS, INC. (4.4%) Creates, markets and distributes interactive entertainment software for a variety of hardware platforms. The Company markets its products under the Electronic Arts, EA SPORTS, Maxis, ORIGIN, Bullfrog Productions, Westwood Studios, and Jane's Combat Simulations brand names.
9. XILINX, INC. (4.1%) Designs, develops and markets complete programmable logic solutions. The Company's solutions include advanced integrated circuits, software design tools, predefined system functions delivered as cores of logic and field engineering support. Xilinx sells its products through several channels of distribution to customers in the United States and overseas.
10. MCAFEE.COM CORP. (3.7%) Provides personal computer management solutions. The Company's Web site allows consumers to secure, repair, update, and upgrade their personal computers (PCs) online. McAfee's applications allow consumers to check PCs for viruses, eliminate viruses, repair PCs, and check for Year 2000 compliance.

Top 10 equity holdings comprised 49.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                  (UNAUDITED)

[CHART]
AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE
                                                               INCEPTION
                                                  1 YEAR        9/20/00
 CLASS A SHARES
   WITHOUT SALES CHARGE                           -77.97%       -78.60%
   WITH SALES                                     -79.24%       -79.71%
 CLASS B SHARES
   WITHOUT CDSC                                   -78.06%       -78.70%
   WITH CDSC                                      -79.16%       -79.47%
 CLASS C SHARES
   WITHOUT CDSC                                   -78.09%       -78.70%
   WITH CDSC                                      -78.31%       -78.70%

[CHART]
LIFE OF FUND PERFORMANCE (9/30/00 TO 10/31/01)

                          JPMorgan H & Q                H&Q TECHNOLOGY
                    TECHNOLOGY FUND (CLASS A)               INDEX               RUSSELL 2000 INDEX
        9/20/2000             $9,425                       $10,000                   $10,000
        9/30/2000             $9,076                        $9,451                   $9,706
       10/31/2000             $7,700                        $8,590                   $9,273
       11/30/2000             $5,080                        $6,149                   $8,321
       12/31/2000             $4,693                        $6,139                   $9,036
        1/31/2001             $5,296                        $7,019                   $9,506
        2/28/2001             $3,308                        $5,008                   $8,883
        3/31/2001             $2,526                        $4,287                   $8,448
        4/30/2001             $3,091                        $5,108                   $9,109
        5/31/2001             $3,063                        $4,840                   $9,333
        6/30/2001             $2,941                        $4,773                   $9,663
        7/31/2001             $2,422                        $4,459                   $9,141
        8/31/2001             $1,913                        $3,961                   $8,845
        9/30/2001             $1,329                        $3,114                   $7,655
       10/31/2001             $1,697                        $3,568                   $8,103

Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one year period and 4% for the period since inception. Class C Shares CDSC: 1% for the one year period and 0% thereafter.

The Fund commenced operations on 9/20/00. The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, the returns would have been lower.

The chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The H&Q Technology Index is an unmanaged index representing the performance of selected companies in the electronic technology sector as defined by Hambrecht & Quist Research. The Russell 2000 Index is an unmanaged index used to measure the average stock performance of U.S. small-cap stocks. Investors cannot invest directly in an index.

                                  (UNAUDITED)

JPMorgan MARKET NEUTRAL FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
-----------------------------------------------------------------------------
     LONG POSITIONS-- 100.0% **
-----------------------------------------------------------------------------
             Common Stocks-- 96.6%
             ADVERTISING-- 0.1%
        1    Interpublic Group of Companies, Inc.         $       11

             AEROSPACE-- 0.7%
        3    Goodrich Corp.                                       73
        1    United Technologies Corp.                            59
                                                          ----------
                                                                 132

             APPAREL-- 0.7%
        4    Jones Apparel Group, Inc. *                         121

             AUTOMOTIVE-- 0.4%
        1    Delphi Automotive Systems Corp.                       9
        1    Lear Corp. *                                         28
        3    Visteon Corp.                                        33
                                                          ----------
                                                                  70
             BANKING-- 5.7%
        3    Bank One Corp.                                       86
        4    Banknorth Group, Inc.                                96
        3    Compass Bancshares, Inc.                             70
        4    Golden State Bancorp, Inc.                           94
        3    GreenPoint Financial Corp.                          106
        6    Hibernia Corp., Class A                              97
        1    IndyMac Bancorp, Inc. *                              31
        3    PNC Financial Services Group, Inc.                  187
       11    U.S. Bancorp                                        189
        2    Wilmington Trust Corp.                              108
                                                          ----------
                                                               1,064
             BIOTECHNOLOGY-- 1.1%
        1    Amgen, Inc. *                                        86
        3    Human Genome Sciences, Inc. *                       119
                                                          ----------
                                                                 205
             BROADCASTING/CABLE-- 1.2%
        7    Adelphia Communications Corp., Class A *            144
        2    Comcast Corp., Class A *                             75
                                                          ----------
                                                                 219
             BUSINESS SERVICES-- 0.9%
       14    Cendant Corp. *                                     174

             CHEMICALS-- 3.9%
        2    Dow Chemical Co.                                     70
        6    PPG Industries, Inc.                                313
        7    Praxair, Inc.                                       334
                                                          ----------
                                                                 717
             COMPUTER NETWORKS-- 0.6%
        6    Cisco Systems, Inc. *                               103

             COMPUTER SOFTWARE-- 3.4%
        3    BEA Systems, Inc. *                                  35
        1    Citrix Systems, Inc. *                               23
        2    Microsoft Corp. *                                   116
        5    NCR Corp. *                                         181
        8    Openwave Systems, Inc. *                             65

                 See notes to financial statements.


   SHARES     ISSUER                                            VALUE
----------------------------------------------------------------------
     LONG POSITIONS-- CONTINUED
----------------------------------------------------------------------
             COMPUTER SOFTWARE-- Continued
        4    Peregrine Systems, Inc. *                    $       58
        4    Siebel Systems, Inc. *                               69
        3    Veritas Software Corp. *                             88
                                                          ----------
                                                                 635
             COMPUTERS/COMPUTER HARDWARE-- 1.4%
        0^   Brocade Communications Systems, Inc. *                7
        5    Compaq Computer Corp.                                46
        1    International Business Machines Corp.               151
        6    Sun Microsystems, Inc. *                             58
                                                          ----------
                                                                 262
             CONSUMER PRODUCTS-- 3.3%
        2    Colgate-Palmolive Co.                                75
        0^   Estee Lauder Companies, Inc., Class A                10
        2    Kimberly-Clark Corp.                                 83
        8    Philip Morris Companies, Inc.                       369
        1    Procter & Gamble Co.                                 74
                                                          ----------
                                                                 611
             DIVERSIFIED-- 2.5%
        9    Tyco International LTD (Bermuda)                    462

             ELECTRONICS/ELECTRICAL EQUIPMENT-- 2.4%
        2    Emerson Electric Co.                                 98
        5    Johnson Controls, Inc.                              354
                                                          ----------
                                                                 452
             ENVIRONMENTAL SERVICES-- 0.1%
        1    Applied Biosystems Group - Applera Corp.             27

             FINANCIAL SERVICES-- 9.7%
        2    A.G. Edwards, Inc.                                   79
        2    AmeriCredit Corp. *                                  26
        5    Capital One Financial Corp.                         198
        7    Charles Schwab Corp.                                 82
        5    Charter One Financial, Inc.                         128
        5    Citigroup, Inc.                                     206
        5    Countrywide Credit Industries, Inc.                 196
       11    E*Trade Group, Inc. *                                69
        0^   Fannie Mae                                           24
        1    Federal Home Loan Mortgage Corp.                     88
        1    Goldman Sachs Group, Inc.                            78
        1    Household International, Inc.                        58
        5    Instinet Group, Inc. *                               47
        1    Legg Mason, Inc.                                     29
        3    Marshall & Ilsley Corp.                             159
        7    Stilwell Financial, Inc.                            149
        4    T. Rowe Price Group, Inc.                           103
        2    Union Planters Corp.                                 69
        0^   Washington Mutual, Inc.                               6
                                                          ----------
                                                               1,794

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG POSITIONS-- CONTINUED
--------------------------------------------------------------------------
             FOOD/BEVERAGE PRODUCTS-- 2.0%
        4    Kraft Foods, Inc., Class A                             $     148
        2    Kroger Co. *                                                  54
        2    Safeway, Inc. *                                               92
        2    Unilever NV, N.Y. Registered Shares (The Netherlands)         78
                                                                    ---------
                                                                          372
             HEALTH CARE/HEALTH CARE SERVICES-- 1.4%
        0^   Baxter International, Inc.                                    19
        3    Becton, Dickinson & Co.                                      100
        1    Guidant Corp. *                                               46
        2    Tenet Healthcare Corp. *                                      98
                                                                    ---------
                                                                          263
             HOTELS/OTHER LODGING-- 0.4%
        0^   Marriott International, Inc., Class A                          6
        3    Starwood Hotels & Resorts Worldwide, Inc.                     66
                                                                    ---------
                                                                           72
             INSURANCE-- 8.4%
        6    AFLAC, Inc.                                                  132
        4    Allstate Corp.                                               129
        6    Ambac Financial Group, Inc.                                  301
        4    CIGNA Corp.                                                  285
        4    Jefferson-Pilot Corp.                                        149
        5    MBIA, Inc.                                                   217
        4    Protective Life Corp.                                        102
        5    Torchmark Corp.                                              189
        3    UnumProvident Corp.                                           64
                                                                    ---------
                                                                        1,568
             INTERNET SERVICES/SOFTWARE-- 0.8%
        1    eBay, Inc. *                                                  31
        4    TD Waterhouse Group, Inc. *                                   36
        2    VeriSign, Inc. *                                              82
                                                                    ---------
                                                                          149
             MACHINERY & ENGINEERING EQUIPMENT-- 0.3%
        1    Caterpillar, Inc.                                             31
        2    Rockwell International Corp.                                  28
                                                                    ---------
                                                                           59
             MANUFACTURING-- 1.0%
        0^   Cooper Industries, Inc.                                        8
        2    Danaher Corp.                                                117
        1    Eaton Corp.                                                   65
                                                                    ---------
                                                                          190
             METALS/MINING-- 1.4%
        2    Alcan, Inc. (Canada)                                          55
        6    Alcoa, Inc.                                                  203
                                                                    ---------
                                                                          258
             MULTI-MEDIA-- 3.7%
        4    AOL Time Warner, Inc. *                                      134
        4    Fox Entertainment Group, Inc. *                               97
        3    Gannett Co., Inc.                                            201
        7    Gemstar-TV Guide International, Inc. *                       138
        9    Liberty Media Corp. *                                        102
        1    Viacom, Inc., Class B *                                       26
                                                                    ---------
                                                                          698


                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG POSITIONS-- CONTINUED
--------------------------------------------------------------------------
             OIL & GAS-- 6.8%
        1    Anadarko Petroleum Corp.                     $       46
        2    Baker Hughes, Inc.                                   64
        3    ChevronTexaco Corp.                                 293
       17    Conoco, Inc.                                        425
        3    Cooper Cameron Corp. *                              121
        3    Diamond Offshore Drilling, Inc.                      86
        3    Exxon Mobil Corp.                                   110
        7    Global Marine, Inc. *                               109
                                                          ----------
                                                               1,254
             PAPER/FOREST PRODUCTS-- 0.3%
        2    Georgia-Pacific Group                                39
        0^   Temple-Inland, Inc.                                  10
        0^   Weyerhaeuser Co.                                     10
                                                          ----------
                                                                  59
             PHARMACEUTICALS-- 4.1%
        2    American Home Products Corp.                        117
        1    Forest Laboratories, Inc. *                         104
        1    Lilly (Eli) & Co.                                    99
        0    Omnicare, Inc.                                        2
        3    Pfizer, Inc.                                        126
        7    Schering-Plough Corp.                               242
        3    Vertex Pharmaceuticals, Inc. *                       66
                                                          ----------
                                                                 756
             PIPELINES-- 2.4%
        4    Dynegy, Inc., Class A                               133
        7    El Paso Corp.                                       319
                                                          ----------
                                                                 452
             REAL ESTATE INVESTMENT TRUST-- 2.4%
        2    Apartment Investment & Management Co.                80
        3    General Growth Properties, Inc.                     113
        4    Highwoods Properties, Inc.                           90
        6    ProLogis Trust                                      115
        0^   Rouse Co.                                             3
        3    United Dominion Realty Trust, Inc.                   43
                                                          ----------
                                                                 444
             RESTAURANTS/FOOD SERVICES-- 0.3%
        2    McDonald's Corp.                                     57
                                                          ----------
             RETAILING-- 3.5%
        6    Abercrombie & Fitch Co., Class A *                   99
        3    Bed Bath & Beyond, Inc. *                            65
        1    Circuit City Stores, Inc.                            14
        1    Costco Wholesale Corp. *                             34
        3    Federated Department Stores, Inc. *                  83
        3    Home Depot, Inc.                                    111
        1    Kohl's Corp. *                                       50
        3    Target Corp.                                        103
        3    TJX Companies, Inc.                                  98
                                                          ----------
                                                                 657

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG POSITIONS-- CONTINUED
--------------------------------------------------------------------------
             SEMI-CONDUCTORS-- 1.8%
        3    Altera Corp. *                               $       55
        2    Applied Materials, Inc. *                            68
        1    Intel Corp.                                          24
        1    Linear Technology Corp.                              54
        4    Xilinx, Inc. *                                      132
                                                          ----------
                                                                 333
             SHIPPING/TRANSPORTATION-- 0.7%
        4    C.H. Robinson Worldwide, Inc.                       101
        1    GATX Corp.                                           32
                                                          ----------
                                                                 133
             TELECOMMUNICATIONS-- 1.6%
        4    American Tower Corp., Class A *                      41
        8    Charter Communications, Inc. *                      107
        0^   Nextel Communications, Inc., Class A *                1
        2    Qwest Communications International, Inc.             23
        3    Sprint Corp. (PCS Group) *                           69
        1    Verizon Communications, Inc.                         30
        1    WorldCom, Inc. - MCI Group                           11
        1    WorldCom, Inc. - WorldCom Group *                    12
                                                          ----------
                                                                 294
             TELECOMMUNICATIONS EQUIPMENT-- 0.9%
        2    Juniper Networks, Inc. *                             44
        4    Lucent Technologies, Inc.                            29
        6    Motorola, Inc.                                       94
        0^   Qualcomm, Inc. *                                      5
                                                          ----------
                                                                 172
             TOYS & GAMES-- 2.3%
        7    Hasbro, Inc.                                        118
       17    Mattel, Inc.                                        318
                                                          ----------
                                                                 436
             TRANSPORTATION-- 1.5%
       10    Burlington Northern Santa Fe Corp.                  271

             UTILITIES-- 9.8%
        7    Cinergy Corp.                                       205
        7    CMS Energy Corp.                                    144
        5    DTE Energy Co.                                      204
       12    Edison International *                              181
        6    Entergy Corp.                                       225
        0^   FPL Group, Inc.                                      11
       13    PG&E Corp.                                          229
        5    Pinnacle West Capital Corp.                         223
        3    Potomac Electric Power Co.                           62
        0^   PPL Corp.                                             7
        4    Progress Energy, Inc.                               148
        8    Wisconsin Energy Corp.                              173
                                                          ----------
                                                               1,812
             WHOLESALING-- 0.7%
        3    W.W. Grainger, Inc.                                 130
--------------------------------------------------------------------------
             Total Common Stocks                              17,948
             (Cost $18,382)
--------------------------------------------------------------------------

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS-- 3.4%
--------------------------------------------------------------------------
             Money Market Fund-- 3.2%
      590    JPMorgan Prime Money Market Fund (a)
             (Cost $590)                                  $      590

  PRINCIPAL
   AMOUNT
-----------
             U.S. Treasury Security-- 0.2%
             -----------------------------
      $30    U.S. Treasury Notes, 6.25%, 02/28/02 @               30
             (Cost $30)
--------------------------------------------------------------------------
             Total Short-Term Investments                        620
             (Cost $620)
--------------------------------------------------------------------------
             Total Long Positions-- 100.0%                $   18,568
             (Cost $19,002)
--------------------------------------------------------------------------
     SHORT POSITIONS-- 100.0%
--------------------------------------------------------------------------

   SHARES
---------
             Common Stocks-- 100.0%
             ----------------------
             ADVERTISING-- 0.4%
       (1)   Omnicom Group                                $     (77)
             Aerospace-- 0.3%
       (1)   Boeing Co.                                         (46)
       (0)^  Honeywell International, Inc.                       (3)
                                                          ----------
                                                                (49)
             AIRLINES-- 0.7%
       (5)   AMR Corp. *                                        (91)
       (3)   UAL Corp.                                          (38)
                                                          ----------
                                                               (129)
             APPAREL-- 0.1%
       (0)^  Nike, Inc., Class B                                (25)
             AUTOMOTIVE-- 1.7%
       (4)   Dana Corp.                                         (45)
       (7)   Ford Motor Co.                                    (114)
       (2)   General Motors Corp.                               (74)
       (1)   PACCAR, Inc.                                       (74)
                                                          ----------
                                                               (307)
             BANKING-- 9.8%
       (2)   Bank of America Corp.                             (112)
       (1)   Commerce Bancorp, Inc.                            (109)
       (3)   Commerce Bancshares, Inc.                         (102)
       (1)   Cullen/Frost Bankers, Inc.                         (24)
       (3)   Fifth Third Bancorp                               (152)
       (2)   First Tennessee National Corp.                     (59)
       (2)   First Virginia Banks, Inc.                         (95)
       (3)   FleetBoston Financial Corp.                        (89)
       (1)   Huntington Bancshares                              (20)
       (3)   M&T Bank Corp.                                    (196)
       (3)   Mellon Financial Corp.                            (114)
       (0)^  Mercantile Bankshares Corp.                        (19)
       (7)   National City Corp.                               (187)
       (2)   New York Community Bancorp, Inc.                   (53)
       (3)   North Fork Bancorporation, Inc.                    (86)

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             BANKING-- CONTINUED
       (1)   Regions Financial Corp.                   $        (32)
       (1)   SouthTrust Corp.                                   (32)
       (4)   Valley National Bancorp                           (111)
       (0)^  Wachovia Corp.                                      (6)
       (0)^  Wells Fargo & Co.                                  (16)
       (4)   Zions Bancorporation                              (149)
                                                          ----------
                                                             (1,763)
             BIOTECHNOLOGY-- 2.4%
       (1)   Biogen, Inc. *                                     (66)
       (2)   Chiron Corp. *                                    (129)
       (1)   Genentech, Inc. *                                  (26)
       (0)^  Genzyme Corp.-- General Division *                 (11)
       (2)   IDEC Pharmaceuticals Corp. *                       (96)
       (5)   Immunex Corp. *                                   (110)
                                                          ----------
                                                               (438)
             BROADCASTING/CABLE-- 2.9%
       (6)   Clear Channel Communications, Inc. *              (225)
       (7)   Cox Communications, Inc., Class A *               (295)
                                                          ----------
                                                               (520)
             BUSINESS SERVICES-- 0.8%
       (2)   Cintas Corp.                                       (73)
       (3)   Concord EFS, Inc. *                                (74)
                                                          ----------
                                                               (147)
             CHEMICALS-- 2.9%
       (2)   Air Products & Chemicals, Inc.                     (68)
       (9)   E.I. DuPont de Nemours Co.                        (352)
       (5)   Georgia Gulf Corp.                                 (91)
       (1)   Lyondell Chemical Co.                              (17)
                                                          ----------
                                                               (528)
             COMPUTER NETWORKS-- 0.4%
       (1)   Electronic Data Systems Corp.                      (64)

             COMPUTER SOFTWARE-- 2.8%
       (1)   Adobe Systems, Inc.                                (21)
       (2)   BMC Software, Inc. *                               (27)
       (2)   Computer Associates International, Inc.            (53)
      (11)   J.D. Edwards & Co. *                               (77)
      (10)   Novell, Inc. *                                     (35)
       (5)   Oracle Corp. *                                     (74)
       (1)   Peoplesoft, Inc. *                                 (27)
       (3)   Pitney Bowes, Inc.                                (114)
       (3)   Quest Software, Inc. *                             (38)
       (2)   RSA Security, Inc. *                               (26)
       (0)^  Tibco Software, Inc. *                              (4)
                                                          ----------
                                                               (496)
             COMPUTERS/COMPUTER HARDWARE-- 1.6%
       (3)   Apple Computer, Inc. *                             (51)
       (1)   Dell Computer Corp. *                              (31)
       (4)   EMC Corp. *                                        (53)
      (15)   Gateway, Inc. *                                    (85)
       (2)   Hewlett-Packard Co.                                (36)

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             COMPUTERS/COMPUTER HARDWARE-- CONTINUED
       (1)   Lexmark International, Inc. *             $        (40)
                                                          ----------
                                                               (296)

             CONSTRUCTION MATERIALS-- 0.7%
       (6)   Masco Corp.                                       (129)

             CONSUMER PRODUCTS-- 3.2%
       (6)   Clorox Co.                                        (207)
       (0)^  Eastman Kodak Co.                                  (10)
      (13)   Newell Rubbermaid, Inc. *                         (354)
                                                          ----------
                                                               (571)
             DIVERSIFIED-- 1.3%
       (2)   Minnesota Mining & Manufacturing Co.              (230)

             ELECTRONICS/ELECTRICAL EQUIPMENT-- 0.6%
       (3)   Agilent Technologies, Inc. *                       (76)
       (0)^  LSI Logic Corp. *                                   (5)
       (1)   Waters Corp. *                                     (35)
                                                          ----------
                                                               (116)
             ENTERTAINMENT/LEISURE-- 0.2%
       (0)^  International Game Technology                      (20)
       (0)^  MGM Mirage                                          (7)
                                                          ----------
                                                                (27)
             FINANCIAL SERVICES-- 6.2%
       (2)   American Express Co.                               (62)
       (2)   Bear Stearns Companies, Inc.                      (119)
       (4)   Franklin Resources, Inc.                          (141)
       (4)   Lehman Brothers Holdings, Inc.                    (244)
       (1)   MBNA Corp.                                         (41)
       (4)   Merrill Lynch & Co., Inc.                         (179)
       (3)   Morgan Stanley Dean Witter & Co.                  (152)
       (2)   Sovereign Bancorp, Inc.                            (16)
       (3)   State Street Corp.                                (150)
                                                          ----------
                                                             (1,104)
             FOOD/BEVERAGE PRODUCTS-- 3.5%
       (2)   Anheuser-Busch Companies, Inc.                     (87)
       (4)   Campbell Soup Co.                                 (121)
       (1)   Coca-Cola Co.                                      (43)
       (3)   General Mills, Inc.                               (156)
       (1)   H.J. Heinz Co.                                     (30)
       (1)   Hershey Foods Corp.                                (51)
       (2)   Kellogg Co.                                        (49)
       (2)   PepsiCo, Inc.                                      (83)
                                                          ----------
                                                               (620)
             HEALTH CARE/HEALTH CARE SERVICES-- 2.9%
       (2)   Boston Scientific Corp. *                          (55)
       (1)   HCA, Inc.                                          (40)
       (3)   Medtronic, Inc.                                   (137)
       (0)^  St. Jude Medical, Inc. *                            (7)
       (4)   UnitedHealth Group, Inc.                          (276)
       (0)^  Zimmer Holdings, Inc. *                             (9)
                                                          ----------
                                                               (524)


                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             INSURANCE-- 7.2%
       (1)   American International Group, Inc.         $       (71)
       (4)   Aon Corp.                                         (152)
       (2)   Chubb Corp.                                       (109)
       (0)^  Cincinnati Financial Corp.                          (4)
       (2)   John Hancock Financial Services, Inc. *            (72)
       (1)   Markel Corp. *                                    (196)
       (2)   Marsh & McLennan Companies, Inc.                  (165)
       (2)   Mercury General Corp.                             (104)
       (1)   MetLife, Inc.                                      (16)
       (1)   Progressive Corp.                                 (208)
       (5)   Safeco Corp.                                      (160)
       (1)   St. Paul Companies, Inc.                           (28)
                                                          ----------
                                                             (1,285)
             INTERNET SERVICES/SOFTWARE-- 1.4%
      (40)   Ariba, Inc. *                                     (131)
       (9)   Commerce One, Inc. *                               (22)
       (1)   Symantec Corp. *                                   (49)
       (4)   Yahoo!, Inc. *                                     (42)
                                                          ----------
                                                               (244)
             MACHINERY & ENGINEERING EQUIPMENT-- 2.6%
      (11)   Deere & Co.                                       (392)
       (2)   Dover Corp.                                        (73)
                                                          ----------
                                                               (465)
             MANUFACTURING-- 1.5%
       (4)   Illinois Tool Works, Inc.                         (229)
       (1)   Parker Hannifin Corp.                              (43)
                                                          ----------
                                                               (272)
             METALS/MINING-- 1.1%
       (9)   Freeport-McMoRan Copper & Gold, Inc.,
             Class B *                                          (99)
       (3)   Phelps Dodge Corp.                                 (98)
                                                          ----------
                                                               (197)
             MULTI-MEDIA-- 2.1%
       (1)   Knight-Ridder, Inc.                                (45)
       (1)   New York Times Co., Class A                        (26)
      (13)   The Walt Disney Co.                               (236)
       (2)   Tribune Co.                                        (69)
                                                          ----------
                                                               (376)
             OFFICE/BUSINESS EQUIPMENT-- 0.1%
       (1)   Xerox Corp.                                         (7)

             OIL & GAS-- 9.4%
       (1)   Amerada Hess Corp.                                 (77)
       (2)   Apache Corp.                                      (129)
      (11)   Burlington Resources, Inc.                        (402)
       (1)   Halliburton Co.                                    (25)
       (2)   Kerr-McGee Corp.                                  (127)
       (1)   Murphy Oil Corp.                                  (111)
       (2)   Noble Drilling Corp. *                             (64)
       (8)   Occidental Petroleum Corp.                        (215)
       (3)   Phillips Petroleum Co.                            (158)
       (5)   Schlumberger LTD                                  (223)


                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             OIL & GAS-- CONTINUED
       (1)   Smith International, Inc. *               $        (57)
       (2)   Ultramar Diamond Shamrock Corp.                   (110)
                                                          ----------
                                                             (1,698)
             PACKAGING-- 0.5%
       (7)   Smurfit-Stone Container Corp. *                    (96)

             PAPER/FOREST PRODUCTS-- 1.2%
       (4)   International Paper Co.                           (161)
       (2)   Mead Corp.                                         (56)
                                                          ----------
                                                               (217)
             PHARMACEUTICALS-- 3.0%
       (0)^  Abbott Laboratories                                 (6)
       (3)   Bristol-Myers Squibb Co.                          (155)
       (2)   Medimmune, Inc. *                                  (62)
       (3)   Merck & Co., Inc.                                 (185)
       (3)   Watson Pharmaceuticals, Inc. *                    (138)
                                                          ----------
                                                               (546)
             REAL ESTATE-- 0.6%
       (0)^  Catellus Development Corp.                          (4)
       (4)   The St. Joe Co.                                   (108)
                                                          ----------
                                                               (112)
             REAL ESTATE INVESTMENT TRUST-- 1.9%
       (0)^  AMB Property Corp.                                 (12)
       (1)   Camden Property Trust                              (24)
       (2)   Colonial Properties Trust                          (60)
       (1)   Crescent Real Estate Equities Co.                  (18)
       (0)^  Equity Residential Properties Trust                 (5)
       (2)   Health Care Properties Investors, Inc.             (67)
       (7)   Host Marriott Corp.                                (50)
       (6)   New Plan Excel Realty Trust                       (105)
       (0)^  Weingarten Realty Investors                         (5)
                                                          ----------
                                                               (346)
             RETAILING-- 4.9%
       (3)   Albertson's, Inc.                                  (89)
       (0)^  Best Buy Co., Inc. *                                (5)
       (0)^  BJ's Wholesale Club, Inc. *                         (5)
       (1)   CVS Corp.                                          (26)
       (6)   Gap, Inc.                                          (78)
      (11)   Kmart Corp. *                                      (69)
       (3)   Lowe's Companies, Inc.                             (89)
       (2)   May Department Stores Co.                          (53)
       (5)   Nordstrom, Inc.                                    (68)
       (4)   RadioShack Corp.                                  (102)
       (2)   Sears, Roebuck and Co.                             (93)
       (2)   Wal-Mart Stores, Inc.                             (108)
       (3)   Walgreen Co.                                       (94)
                                                          ----------
                                                               (879)
             SEMI-CONDUCTORS-- 1.9%
       (5)   Advanced Micro Devices, Inc. *                     (44)
       (3)   Applied Micro Circuits Corp. *                     (28)
       (0)^  Broadcam Corp., Class A *                           (7)

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             SEMI-CONDUCTORS-- CONTINUED
      (11)   Conexant Systems, Inc. *                    $     (111)
       (4)   National Semiconductor Corp. *                     (98)
       (2)   Texas Instruments, Inc.                            (48)
       (0)^  Vitesse Semiconductor Corp. *                       (1)
                                                          ----------
                                                               (337)
             TELECOMMUNICATIONS-- 1.7%
       (0)^  Alltel Corp.                                       (12)
       (2)   AT&T Corp.                                         (35)
       (1)   AT&T Wireless Services, Inc. *                     (13)
       (1)   BellSouth Corp.                                    (44)
       (1)   Cablevision Systems Corp., Class A *               (28)
       (2)   Network Appliance, Inc. *                          (38)
       (1)   SBC Communications, Inc.                           (34)
       (2)   Sprint Corp. (FON Group)                           (46)
       (4)   Tellabs, Inc. *                                    (49)
                                                          ----------
                                                               (299)
             TELECOMMUNICATIONS EQUIPMENT-- 0.9%
       (1)   Corning, Inc.                                       (6)
      (10)   JDS Uniphase Corp. *                               (79)
       (4)   Nextel Partners, Inc., Class A *                   (22)
       (9)   Nortel Networks Corp. (Canada)                     (51)
                                                          ----------
                                                               (158)
             TRANSPORTATION-- 2.5%
       (1)   CSX Corp.                                          (47)
       (1)   FedEx Corp. *                                      (45)
       (6)   Norfolk Southern Corp.                             (99)
       (1)   Union Pacific Corp.                                (57)
       (4)   United Parcel Service, Inc., Class B              (204)
                                                           ----------
                                                              (452)
             UTILITIES-- 10.1%
       (2)   AES Corp.                                          (22)
       (7)   Allegheny Energy, Inc.                            (241)
       (3)   American Electric Power Co., Inc.                 (138)
       (9)   Calpine Corp. *                                   (213)
       (4)   Consolidated Edison, Inc.                         (178)
       (0)^  Constellation Energy Group, Inc.                    (9)
       (5)   Duke Energy Corp.                                 (196)
       (4)   Exelon Corp.                                      (152)
       (4)   NiSource, Inc.                                     (93)
       (4)   Public Service Enterprise Group, Inc.             (150)
       (1)   Reliant Energy, Inc.                               (24)
       (8)   Southern Co.                                      (201)
       (4)   TXU Corp.                                         (206)
                                                          ----------
                                                             (1,823)
---------------------------------------------------------------------
             Total Short Positions-- 100.0%                $(17,969)
             (Proceeds $18,700)
---------------------------------------------------------------------


                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
----------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 98.2%
----------------------------------------------------------------------
             COMMON STOCKS-- 98.2%
             AEROSPACE-- 1.6%
       11    Boeing Co.                                   $      343

             AUTOMOTIVE-- 1.1%
        5    Harley-Davidson, Inc.                               244

             BIOTECHNOLOGY-- 7.6%
        9    Amgen, Inc. *                                       494
       21    Genzyme Corp. - General Division *                1,143
                                                          ----------
                                                               1,637
             BUSINESS SERVICES-- 5.8%
       49    Sungard Data Systems, Inc. *                      1,234

             COMPUTER NETWORKS-- 3.4%
       43    Cisco Systems, Inc. *                               731

             COMPUTER SOFTWARE-- 7.5%
       13    Citrix Systems, Inc. *                              307
       14    Microsoft Corp. *                                   814
       16    Peoplesoft, Inc. *                                  488
                                                          ----------
                                                               1,609
             CONSUMER PRODUCTS-- 6.4%
       14    Philip Morris Companies, Inc.                       669
       10    Procter & Gamble Co.                                701
                                                          ----------
                                                               1,370
             DIVERSIFIED-- 5.9%
       35    General Electric Co.                              1,260

             FINANCIAL SERVICES-- 4.5%
       22    Merrill Lynch & Co., Inc.                           964

             FOOD/BEVERAGE PRODUCTS-- 3.0%
       13    PepsiCo, Inc.                                       633

             HEALTH CARE/HEALTH CARE SERVICES-- 9.1%
       25    Tenet Healthcare Corp. *                          1,450
        7    UnitedHealth Group, Inc.                            491
                                                          ----------
                                                               1,941
             MULTI-MEDIA-- 2.8%
       17    Viacom, Inc., Class B *                             602

             PHARMACEUTICALS-- 15.7%
       14    Cardinal Health, Inc.                               913
       14    Johnson & Johnson                                   811
       27    King Pharmaceuticals, Inc. *                      1,065
       14    Pfizer, Inc.                                        587
                                                          ----------
                                                               3,376
             RESTAURANTS/FOOD SERVICES-- 4.4%
       18    Tricon Global Restaurants, Inc. *                   935

             RETAILING-- 13.3%
       24    Bed Bath & Beyond, Inc. *                           598
        9    Best Buy Co., Inc. *                                500

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
---------------------------------------------------------------------
             RETAILING-- CONTINUED
       12    Home Depot, Inc.                              $     459
       25    Wal-Mart Stores, Inc.                             1,285
                                                          ----------
                                                               2,842
             SEMI-CONDUCTORS-- 4.1%
       18    Intel Corp.                                         432
       13    Novellus Systems, Inc. *                            443
                                                          ----------
                                                                 875
             TELECOMMUNICATIONS-- 2.0%
        8    SBC Communications, Inc.                            305
        5    Sprint Corp. (PCS Group) *                          120
                                                          ----------
                                                                 425
                                                          ----------
             Total Long-Term Investments                      21,021
             (Cost $22,059)
---------------------------------------------------------------------
     SHORT-TERM INVESTMENT-- 1.8%
---------------------------------------------------------------------
             Money Market Fund-- 1.8%
      381    JPMorgan Prime Money Market Fund (a)                381
             (Cost $381)
---------------------------------------------------------------------
             Total Investments-- 100.0%                      $21,402
             (Cost $22,440)
---------------------------------------------------------------------

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 93.3%
---------------------------------------------------------------------
             Common Stocks-- 93.3%
             ---------------------
             AUSTRALIA-- 7.2%
      119    Commonwealth Bank of Australia                $   1,796
      103    National Australia Bank, LTD                      1,588
       91    WMC LTD, ADR                                      1,684
                                                          ----------
                                                               5,068
             BELGIUM-- 2.3%
       61    Interbrew                                         1,592

             BERMUDA-- 2.0%
       29    Tyco International LTD                            1,435

             FINLAND-- 2.0%
      120    Stora Enso OYJ, R Shares                          1,444

             FRANCE-- 8.2%
       17    BNP Paribas                                       1,425
       12    Groupe Danone                                     1,392
       28    Societe Generale, Class A                         1,376
       11    Total Fina Elf SA                                 1,614
                                                          ----------
                                                               5,807
             HONG KONG-- 3.4%
      366    Hong Kong Electric Holdings                       1,387
      166    Sun Hung Kai Properties LTD                       1,017
                                                          ----------
                                                               2,404
             ITALY-- 2.2%
      422    Unicredito Italiano SPA                           1,558

             JAPAN-- 10.8%
       10    Fast Retailing Co., LTD                           1,199
       41    Honda Motor Co., LTD                              1,481
      168    Mitsubishi Pharma Corp.                           1,995
      161    NEC Corp.                                         1,460
        0^   NTT Docomo, Inc.                                  1,505
                                                          ----------
                                                               7,640
             THE NETHERLANDS-- 6.1%
       55    Aegon NV                                          1,388
       38    Heineken NV                                       1,392
       79    TPG NV                                            1,545
                                                          ----------
                                                               4,325
             SINGAPORE-- 2.2%
      795    Chartered Semiconductor Manufacturing LTD *       1,525

             SPAIN-- 1.9%
      119    Banco Bilbao Vizcaya Argentaria SA                1,328

             SWITZERLAND-- 4.4%
        1    Compagnie Financiere Richemont AG, Class A        1,622
        6    Zurich Financial Services AG                      1,481
                                                          ----------
                                                               3,103
             TAIWAN-- 1.7%
      306    Compal Electronics, Inc., GDR, #, *               1,220

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)


   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
---------------------------------------------------------------------
             UNITED KINGDOM-- 10.2%
      684    British Airways PLC                           $   1,483
      102    Reckitt Benckiser PLC                             1,422
      132    Reuters Group PLC                                 1,253
      295    Scottish Power PLC                                1,695
      578    Vodafone Group PLC                                1,337
                                                          ----------
                                                               7,190
             UNITED STATES-- 28.7%
       30    AMBAC Financial Group, Inc.                       1,452
       41    AOL Time Warner, Inc. *                           1,292
       30    Capital One Financial Corp.                       1,252
       20    CIGNA Corp.                                       1,422
       59    Conoco, Inc.                                      1,521
       93    Edison International *                            1,326
       46    Gemstar-TV Guide International, Inc. *              939
       38    General Electric Co.                              1,373
       25    Johnson & Johnson                                 1,434
       62    Juniper Networks, Inc. *                          1,371
      102    Liberty Media Corp. *                             1,188
       34    Pharmacia Corp.                                   1,378
       41    Schering-Plough Corp.                             1,528
       66    Sprint Corp. (PCS Group) *                        1,474
       81    U.S. Bancorp                                      1,443
                                                          ----------
                                                              20,393
---------------------------------------------------------------------
             Total Long-Term Investments                      66,032
             (Cost $75,932)
---------------------------------------------------------------------
     SHORT-TERM INVESTMENTS-- 6.7%
---------------------------------------------------------------------
             Investment Company-- 5.9%
             -------------------------
    4,150    Hamilton Money Fund                               4,150
             (Cost $4,150)

  PRINCIPAL
   AMOUNT
              U.S. Treasury Security-- 0.8%
              -----------------------------
     $539    U.S. Treasury Bill, DN, 2.30%, 11/29/01 @           538
             (Cost $538)
---------------------------------------------------------------------
             Total Short-Term Investments                      4,688
             (Cost $4,688)
---------------------------------------------------------------------
             Total Investments-- 100.0%                      $70,720
             (Cost $80,620)
---------------------------------------------------------------------


FUTURES CONTRACTS
                                                        NOTIONAL
   NUMBER                                               VALUE AT    UNREALIZED
     OF                                  EXPIRATION     10/31/01   DEPRECIATION
  CONTRACTS       DESCRIPTION               DATE          (USD)       (USD)
-------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
             ------------------------
        6    Topix Index                December, 2001    $518        ($5)


                       See notes to financial statements.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                    NET
                                                                                 UNREALIZED
                                                  SETTLEMENT       10/31/01    APPRECIATION/
                                 SETTLEMENT          VALUE           VALUE     (DEPRECIATION)
CONTRACTED AMOUNT TO BUY            DATE             (USD)           (USD)          (USD)
---------------------------------------------------------------------------------------------
   1,210      AUD for
  69,512      JPY                 12/12/2001          $  570         $  609        $  39
     720      AUD for
   3,798      SEK                 12/12/2001             356            362            6
   1,880      EUR for
   2,807      CHF                 12/12/2001           1,720          1,691          (29)
   1,530      EUR for
  14,538      SEK                 12/12/2001           1,365          1,376           11
   8,664      SEK for
     910      EUR                 12/12/2001             819            813           (6)
     816      SGD for
     520      EUR                 12/12/2001             468            448          (20)
   2,501      CAD                 12/12/2001           1,591          1,576          (15)
   1,482      CHF                 12/12/2001             937            908          (29)
   6,670      EUR                 12/12/2001           6,036          5,998          (38)
   1,720      GBP                 12/12/2001           2,477          2,496           19
   5,380      HKD                 12/12/2001             690            690          --+
 919,814      JPY                 12/12/2001           7,817          7,535         (282)
  16,816      SEK                 12/12/2001           1,599          1,578          (21)
     827      SGD                 12/12/2001             470            454          (16)
   7,155      ZAR                 12/12/2001             814            753          (61)
                                                     ------------------------------------
                                                     $27,729        $27,287        $(442)
                                                     ====================================

                                                                                    NET
                                                                                 UNREALIZED
                                                  SETTLEMENT       10/31/01    APPRECIATION/
                                 SETTLEMENT          VALUE           VALUE     (DEPRECIATION)
CONTRACTED AMOUNT TO SELL           DATE             (USD)           (USD)          (USD)
---------------------------------------------------------------------------------------------
   8,858      AUD                 12/12/2001         $ 4,431        $ 4,459        $ (28)
  12,898      EUR                 12/12/2001          11,756         11,599          157
   1,123      GBP                 12/12/2001           1,635          1,630            5
  22,316      HKD                 12/12/2001           2,861          2,861          --+
1,111,824     JPY                 12/12/2001           9,270          9,108          162
   6,450      SGD                 12/12/2001           3,729          3,542          187
                                                     ------------------------------------
                                                     $33,682        $33,199         $483
                                                     ====================================

+  Amounts round to less than one thousand

                         See notes to financial statements.

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2001

INDUSTRY                                         % OF INVESTMENT SECURITIES
---------------------------------------------------------------------------
Banking                                                      14.9%
Pharmaceuticals                                               9.0
Insurance                                                     8.1
Investment Company (Money Market Fund)                        5.9
Multi-Media                                                   6.6
Utilities                                                     6.2
Food/Beverage Products                                        6.2
Telecommunications                                            6.1
Oil & Gas                                                     4.4
Retailing                                                     4.0
Metals/Mining                                                 2.4
Transportation                                                2.2
Semi-Conductors                                               2.2
Airlines                                                      2.1
Automotive                                                    2.1
Electronics/Electrical Equipment                              2.1
Paper/Forest Products                                         2.0
Manufacturing                                                 2.0
Chemicals                                                     2.0
Other (below 2%)                                              9.5
---------------------------------------------------------------------------
Total                                                       100.0%
---------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan GLOBAL HEALTHCARE FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS--100.0%
------------------------------------------------------------------------------
             Common Stocks-- 99.2%
             ---------------------
             DENMARK-- 1.0%
        8    Novo-Nordisk SA, Class B                     $      318

             FRANCE-- 5.2%
        8    Aventis SA                                          599
        2    NiCox SA *                                          107
       15    Sanofi-Synthelabo SA                                958
                                                          ----------
                                                               1,664
             GERMANY-- 3.0%
        8    Altana AG                                           381
        3    Gehe AG                                             105
        9    Schering AG                                         480
                                                          ----------
                                                                 966
             IRELAND-- 0.5%
        3    Elan Corp. PLC *                                    147

             JAPAN-- 3.9%
       15    Chugai Pharmaceutical Co., LTD                      219
       30    Mitsubishi Pharma Corp.                             356
       14    Takeda Chemical Industries LTD                      678
                                                          ----------
                                                               1,253
             SWITZERLAND-- 4.9%
       29    Novartis AG                                       1,079
        5    Roche Holding AG                                    343
        0^   Serono SA                                           132
                                                          ----------
                                                               1,554
             UNITED KINGDOM-- 10.9%
       10    Amersham PLC                                         89
        6    AstraZeneca PLC                                     255
        9    Galen Holdings PLC (United Kingdom)                  97
      112    GlaxoSmithKline PLC                               3,021
                                                          ----------
                                                               3,462
             UNITED STATES-- 69.8%
       24    Abbott Laboratories                               1,272
        7    Abgenix, Inc. *                                     194
       28    American Home Products Corp.                      1,558
       24    Amgen, Inc. *                                     1,375
        9    Baxter International, Inc.                          450
        6    Becton, Dickinson & Co.                             226
       29    Bristol-Myers Squibb Co.                          1,550
        7    Cardinal Health, Inc.                               475
        5    CIGNA Corp.                                         398
        5    CuraGen Corp. *                                     111
        1    Forest Laboratories, Inc. *                          97
        4    Genentech, Inc. *                                   230
        3    Genzyme Corp. - General Division *                  166
        3    Gilead Sciences, Inc. *                             178
        8    HCA, Inc.                                           309
        6    Healthsouth Corp. *                                  81
        9    Human Genome Sciences, Inc. *                       388
       10    ImmunoGen, Inc. *                                   138
        8    Isis Pharmaceuticals, Inc. *                        166

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------
             UNITED STATES-- CONTINUED
       48    Johnson & Johnson                             $   2,772
       19    La Jolla Pharmaceutical Co. *                       105
       17    Ligand Pharmaceuticals, Inc. *                      229
       24    Lilly (Eli) & Co.                                 1,846
        9    Medarex, Inc. *                                     179
        3    Medimmune, Inc. *                                   106
        8    Medtronic, Inc.                                     310
       20    Merck & Co., Inc.                                 1,251
        8    Millennium Pharmaceuticals, Inc. *                  212
        4    Neurocrine Biosciences, Inc. *                      188
       90    Pfizer, Inc.                                      3,769
       24    Pharmacia Corp.                                     981
        4    Schering-Plough Corp.                               160
        9    Tenet Healthcare Corp. *                            512
        9    Vertex Pharmaceuticals, Inc. *                      221
                                                          -----------
                                                             22,203
             Total Common Stocks                             31,567
             (Cost $32,341)
--------------------------------------------------------------------------
     PREFERRED STOCKS-- 0.8%
--------------------------------------------------------------------------
             GERMANY-- 0.8%
        5    Fresenius Medical Care AG                           241
             (Cost $280)
--------------------------------------------------------------------------
             Total Long-Term Investments-- 100.0%            $31,808
             (Cost $32,621)
--------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                      NET
                                                                                   UNREALIZED
                                                  SETTLEMENT         10/31/01    APPRECIATION/
                                 SETTLEMENT          VALUE             VALUE      DEPRECIATION
CONTRACTED AMOUNT TO BUY            DATE             (USD)             (USD)          (USD)
----------------------------------------------------------------------------------------------
     290      CAD               12/18/2001           $   184        $   183      $    (1)
   1,990      CHF               12/18/2001             1,238          1,219          (19)
     236      CHF for
     100      GBP               12/18/2001               145            144           (1)
   1,004      DKK               12/18/2001               122            121           (1)
   1,435      EUR               12/18/2001             1,309          1,293          (16)
     698      GBP               12/18/2001             1,006          1,015            9
 228,013      JPY               12/18/2001             1,940          1,862          (78)
                                                    ----------------------------------------
                                                      $5,944         $5,837        $(107)
                                                    ========================================

                       See notes to financial statements.

                                                                                         NET
                                                SETTLEMENT           10/31/01        UNREALIZED
                               SETTLEMENT          VALUE               VALUE        APPRECIATION
CONTRACTED AMOUNT TO SELL         DATE             (USD)               (USD)            (USD)
-------------------------------------------------------------------------------------------------
     567      CHF            12/18/2001          $   355            $   347              $  8
    2910      EUR            12/18/2001            2,642              2,622                20
 279,109      JPY            12/18/2001            2,297              2,280                17
                                                 ---------------------------------------------
                                                 $ 5,294            $ 5,249              $ 45
                                                 =============================================

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2001

INDUSTRY                                         % OF INVESTMENT SECURITIES
----------------------------------------------------------------------------
Pharmaceuticals                                              83.6%
Biotechnology                                                 8.1
Health Care/Health Care Services                              7.0
Insurance                                                     1.3
---------------------------------------------------------------------------
Total                                                       100.0%
---------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan H&Q TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------------
      LONG-TERM INVESTMENTS  100.0%
---------------------------------------------------------------------------
             Common Stocks-- 100.0%
             ----------------------
             COMPUTER NETWORKS-- 9.3%
       20    Cisco Systems, Inc. *                           $   339
       16    Enterasys Networks, Inc. *                          127
       17    StorageNetworks, Inc. *                              85
                                                          ----------
                                                                 551
             COMPUTER SOFTWARE-- 34.0%
        4    Advent Software, Inc. *                             154
        8    Citrix Systems, Inc. *                              187
       10    Documentum, Inc. *                                  148
       11    E.Piphany, Inc. *                                    65
        5    Electronic Arts, Inc. *                             257
       15    i2 Technologies, Inc. *                              68
       20    Oracle Corp. *                                      271
       40    Portal Software, Inc. *                              76
        5    Rational Software Corp. *                            66
        8    Siebel Systems, Inc. *                              131
       15    Tibco Software, Inc. *                              127
       10    Veritas Software Corp. *                            284
       12    Wind River Systems *                                172
                                                          ----------
                                                               2,006
             COMPUTERS/COMPUTER HARDWARE-- 8.5%
        8    Brocade Communications Systems, Inc. *              196
       30    Sun Microsystems, Inc. *                            305
                                                          ----------
                                                                 501
             INTERNET SERVICES/SOFTWARE-- 20.5%
        5    Agile Software Corp. *                               48
        7    eBay, Inc. *                                        366
       10    Inktomi Corp. *                                      43
       10    MatrixOne, Inc. *                                    55
       10    Mcafee.com, Inc. *                                  220
        8    Openwave Systems, Inc. *                             62
        8    Riverstone Networks, Inc. *                         104
        8    VeriSign, Inc. *                                    310
                                                          ----------
                                                               1,208
             SEMI-CONDUCTORS-- 11.4%
        5    Broadcom Corp., Class A *                           172
       15    MIPS Technologies, Inc. *                           140
        7    PMC - Sierra, Inc. *                                114
        8    Xilinx, Inc. *                                      243
                                                          ----------
                                                                 669
             TELECOMMUNICATIONS-- 2.5%
       12    Allegiance Telecom, Inc. *                           86
       20    NEON Communications, Inc. *                          62
                                                          ----------
                                                                 148
             TELECOMMUNICATIONS EQUIPMENT-- 13.8%
        5    CIENA Corp. *                                        81
       30    Corvis Corp. *                                       68
        7    JDS Uniphase Corp. *                                 56
        8    Juniper Networks, Inc. *                            178
       10    Oni Systems Corp. *                                  49

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
---------------------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT-- CONTINUED
        6    Qualcomm, Inc. *                                $   295
       20    Sonus Networks, Inc. *                               84
                                                             --------------
                                                                 811
---------------------------------------------------------------------------
             Total Investments-- 100.0%                      $ 5,894
             (Cost $13,541)
---------------------------------------------------------------------------

INDEX:
*      --  Non-income producing security.
**     --  Securities are pledged with a broker as collateral for short sales.
#      --  Security may only be sold to qualified institutional buyers.
^      --  Share amounts round to less than one thousand.
(a)    --  Affiliated. Money market fund registered under the Investment Company
           Act of 1940, as amended and advised by J.P. Morgan Fleming Asset Management, Inc.
@      --  All or a portion of this security is segregated for futures.
DN     --  Discount Note
ADR    --  American Depositary Receipt.
GDR    --  Global Depositary Receipt.
AUD    --  Australian Dollar
CAD    --  Canadian Dollar
CHF    --  Swiss Franc
DKK    --  Danish Krone
EUR    --  Euro
GBP    --  Great Britain Pound
HKD    --  Hong Kong Dollar
JPY    --  Japanese Yen
SEK    --  Swedish Krona
SGD    --  Singapore Dollar
ZAR    --  South African Rand
USD    --  United States Dollar

See notes to financial statements.

JPMorgan FUNDS
STATEMENTS OF ASSETS AND LIABILITIES As of October 31, 2001

STATEMENTS OF ASSETS AND LIABILITIES
(Amounts in Thousands except per share amounts)

                                                              MARKET                                   GLOBAL          H&Q
                                                              NEUTRAL       FOCUS       GLOBAL 50    HEALTHCARE    TECHNOLOGY
                                                               FUND         FUND          FUND          FUND          FUND
                                                              -------       -----       ---------    ----------    ----------
ASSETS:
  Investment securities, at value                            $18,568        $21,402      $70,720      $31,808        $5,894
  Deposits with broker for securities sold short              19,554             --           --           --            --
  Cash                                                            --             --           --           90            50
  Foreign currency                                                --             --          506            1            --
  Receivables:
     Investment securities sold                                2,557             --        1,429          230            --
     Fund shares sold                                             --              2            4           --           103
     Interest and dividends                                       58             11           44           38            --
     Foreign tax reclaim                                          --             --          211            6            --
     Unrealized Appreciation on Open forward foreign
     currency contracts                                           --             --          643           66            --
     Expense reimbursements                                       --             18            1            7            19
     Deferred organization expense                                --             --            5           --            --
                                                             -------        -------      -------      -------        ------
        Total Assets                                          40,737         21,433       73,563       32,246         6,066
                                                             -------        -------      -------      -------        ------
LIABILITIES:
  Payables:
     Securities sold short (proceeds $18,700, $0, $0,
     $0, $0)                                                  17,969             --           --           --            --
     Due to custodian                                              9             --        5,702           --            --
     Investment securities purchased                           2,358              1           --          169            --
     Fund shares redeemed                                          1             74           --          950             6
     Variation margin                                             --             --           41           --            --
     Unrealized Depreciation on Open forward foreign
      currency contracts                                          --             --          602          128            --
     Dividend                                                    463             --           --           --            --
  Accrued liabilities:
     Investment advisory fees                                      6             --           58           17            --
     Administration                                                1             --           --           --
     Administration fees                                          --             --            2            3            --
     Shareholder servicing fees                                    2              1           16            7            --
     Distribution fees                                            --             11           --           --             3
     Custodian fees                                               23              7           59           37            10
     Trustees fees                                               --^              8          --^          --^           --^
     Other                                                        40             42           54           72             2
                                                             -------        -------      -------      -------        ------
       Total Liabilities                                      20,872            144        6,534        1,383            21
                                                             -------        -------      -------      -------        ------

                       See notes to financial statements.

                                                                MARKET                                   GLOBAL          H&Q
                                                                NEUTRAL       FOCUS       GLOBAL 50    HEALTHCARE    TECHNOLOGY
                                                                 FUND         FUND          FUND          FUND          FUND
                                                                -------       -----       ---------    ----------    ----------
NET ASSETS:
     Paid in capital                                             19,228         40,602     $102,000       34,184       24,975
     Accumulated undistributed (overdistributed)
     net investment income                                          199             (8)         475          267           --
     Accumulated net realized gain (loss) on investments,
     securities sold short, futures and foreign exchange
     transactions                                                   141        (18,267)     (25,577)      (2,714)     (11,283)
     Net unrealized appreciation (depreciation) of
     investments, securities sold short, futures and foreign
     exchange translations                                          297         (1,038)      (9,869)        (874)      (7,647)
                                                                -------        -------     --------      -------      -------
          Total Net Assets                                      $19,865        $21,289     $ 67,029      $30,863      $ 6,045
                                                                -------        -------     --------      -------      -------
   Shares of beneficial interest outstanding
   ($.001 par value: unlimited number of shares authorized):
     Class A Shares                                                  --          1,188            1            4        2,155
     Class B Shares                                                  --          1,901            3            1          925
     Class C Shares                                                  --            503            1            1          281
     Institutional Shares                                         1,323             --           --           --           --
     Select Shares                                                   --             --^       5,573        2,229           --
   Net Asset Value:
     Class A Shares (and redemption price)                      $    --        $  6.00     $  12.01      $ 13.79      $  1.80
     Class B Shares *                                           $    --        $  5.89     $  11.96      $ 13.75      $  1.79
     Class C Shares *                                           $    --        $  5.89     $  11.96      $ 13.75      $  1.79
     Institutional Shares (and redemption price)                $ 15.01        $    --     $     --      $    --      $    --
     Select Shares (and redemption price)                       $    --        $  6.06     $  12.02      $ 13.81      $    --
   Class A Maximum Public Offering Price Per Share
   (net asset value per share/94.25%)                           $    --        $  6.37     $  12.74      $ 14.63      $  1.91
                                                                -------        -------     --------      -------       ------
   Cost of investments                                          $19,002        $22,440     $ 80,620      $32,621      $13,541
                                                                -------        -------      -------      -------       ------
   Cost of foreign currency                                     $    --        $    --     $    506      $     1      $    --
                                                                -------        -------     --------      -------      -------

----------
   * Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.

STATEMENTS OF OPERATIONS

STATEMENTS OF OPERATIONS
(Amounts in Thousands)

                                                      MARKET                                           GLOBAL           H&Q
                                                      NEUTRAL              FOCUS        GLOBAL 50     HEALTHCARE     TECHNOLOGY
                                                       FUND                 FUND          FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
                                             6/1/01
                                             THROUGH       YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             10/31/01        5/31/01       10/31/01      10/31/01       10/31/01       10/31/01
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

  Dividend                                   $    120       $     10      $    136       $   1,881       $   423      $   --^
  Interest                                        270          1,345            37             189            69          16
  Dividend income from affiliates*                 28             91           --^              --            --          --
  Foreign taxes withheld                           --             (1)           --            (155)          (27)         --
                                             --------       --------      --------       ---------       -------      ------
     Total investment income                      418          1,445           173           1,915           465          16
                                             --------       --------      --------       ---------       -------      ------
EXPENSES:
  Investment advisory fees                        131            298           132           1,368           449          78
  Administration fees                               7              9            50              63            22          16
  Shareholder servicing fees                        8             20            83             274            90          26
  Distribution fees                                --             --           191              --            --          --
  Fund services fees                               --             --            --               1            --          --
  Accounting fees                                   4             15            --              32            32          --
  Custodian fees                                   19             29            53             138            74          58
  Printing and postage                              4              8             1              22            13          12
  Professional fees                                16             39            24              44            32          30
  Registration expenses                             8             33            27              45            56          55
  Transfer agent fees                               7             16           169              85            61          75
  Organization expenses                            --             --            --               3            --          --
  Trustees' fees                                   --             --             5               1            --           1
  Dividends on securities sold short              124            306            --              --            --          --
  Distribution fees                                --             --            --              --            --          44
  Other                                             3              3             4              11             5           4
                                             --------       --------      --------       ---------       -------      ------
     Total expenses                               331            776           739           2,087           834         399
                                             --------       --------      --------       ---------       -------      ------
  Less amounts waived                              39             --           154              52            35         146
  Less earning credits                             --             --           --^              --            --          --
  Less expense reimbursements                      56            221            41             393           260          43
     Net expenses                                 236            555           544           1,642           539         210
                                             --------       --------      --------       ---------       -------      ------
     Net investment income (loss)                 182            890          (371)            273           (74)       (194)
                                             --------       --------      --------       ---------       -------      ------

                       See notes to financial statements.

                                                           MARKET                                           GLOBAL         H&Q
                                                           NEUTRAL            FOCUS         GLOBAL 50     HEALTHCARE   TECHNOLOGY
                                                            FUND               FUND           FUND           FUND         FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                  6/1/01
                                                  THROUGH      YEAR ENDED   YEAR ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                  10/31/01       5/31/01     10/31/01        10/31/01      10/31/01     10/31/01
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net realized gain (loss) on transactions from:
     Investments                                    (602)           503       (13,039)        (23,382)       (2,522)    (11,266)
     Securities sold short                         1,004             60            --              --            --          --
     Futures                                           7             33            --            (834)          (66)         --
     Foreign exchange contracts                       --             --            --             600           297          --
  Change in net unrealized
  appreciation/depreciation of:
     Investments                                  (2,579)         2,084        (5,744)        (11,993)       (1,228)     (5,999)
     Securities sold short                         2,335         (1,195)           --              --            --          --
     Futures                                          --             --            --             (92)          (54)         --
     Foreign exchange translations                    --             --            --            (379)            8          --
                                                  ------         ------      --------        --------       -------    --------
  Net realized and unrealized gain (loss)
  on investments, securities sold short,
  futures and foreign exchange transactions          165          1,485       (18,783)        (36,080)       (3,565)    (17,265)
                                                  ------         ------      --------        --------       -------    --------
  Net increase (decrease) in net assets from
  operations                                      $  347          2,375      $(19,154)       $(35,807)      $(3,639)   $(17,459)
                                                  ------         ------      --------        --------       -------    --------
* Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                $    1         $    3      $     --^       $     --       $    --    $     --
                                                  ------         ------      --------        --------       -------    --------

----------
^ Amount rounds to less than one thousand.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIODS INDICATED
(Amounts in Thousands)

                                                                       MARKET NEUTRAL                            FOCUS
                                                                           FUND                                  FUND
                                                          ---------------------------------------- -------------------------------
                                                            6/1/01         YEAR          YEAR           YEAR            YEAR
                                                            THROUGH        ENDED         ENDED          ENDED           ENDED
                                                           10/31/01*      5/31/01       5/31/00       10/31/01        10/31/00
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                              $   182       $   890       $   456       $   (371)       $  (635)
  Net realized gain (loss) on investments,
  securities sold short and futures                             409           596          (338)       (13,039)        (1,699)
  Change in net unrealized appreciation/depreciation
  of investments and securities sold short and futures         (244)          889          (232)        (5,744)           550
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets
     from operations                                            347         2,375          (114)       (19,154)        (1,784)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        (264)         (867)         (325)            --             --
  Net realized gain on investment transactions                 (281)           --          (344)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                       (545)         (867)         (669)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) from capital share transactions        349         5,677         3,169        (15,358)        10,238
-----------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                    151         7,185         2,386        (34,512)         8,454
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                        19,714        12,529        10,143         55,801         47,347
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                                              19,865        19,714        12,529         21,289         55,801
-----------------------------------------------------------------------------------------------------------------------------------
  Undistributed (overdistributed) net investment income     $   199       $   264       $   187       $     (8)       $    (2)
-----------------------------------------------------------------------------------------------------------------------------------

* Market Neutral Fund changed its fiscal year end from May 31 to October 31.

                       See notes to financial statements.

JP MORGAN
STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIODS INDICATED
(Amounts in Thousands)

                                                                 GLOBAL 50            GLOBAL HEALTHCARE       H&Q TECHNOLOGY
                                                                   FUND                    FUND                    FUND
                                                          -----------------------  -----------------------  ----------------------
                                                             YEAR         YEAR         YEAR     9/29/00*      YEAR     9/20/00*
                                                             ENDED        ENDED       ENDED     THROUGH      ENDED     THROUGH
                                                           10/31/01     10/31/00     10/31/01   10/31/00    10/31/01   10/31/00
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                             $    273    $    850     $   (74)    $   (28)   $   (194)    $    (8)
  Net realized gain (loss) on investments, futures and
  foreign exchange transactions                             (23,616)      8,041      (2,291)        (78)    (11,266)        (17)
  Change in net unrealized appreciation/depreciation of
  investments, futures and foreign exchange translations    (12,464)     (8,807)     (1,274)        400      (5,999)     (1,648)
----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations      (35,807)         84      (3,639)        294     (17,459)     (1,673)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      (2,329)     (1,261)        (24)         --          --          --
  Net realized gain on investment transactions               (8,446)     (2,091)         --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                    (10,775)     (3,352)        (24)         --          --          --
----------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions       (44,125)     59,933      (1,283)     35,515      11,599      13,578
----------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                (90,707)     56,665      (4,946)     35,809      (5,860)     11,905
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                       157,736     101,071      35,809          --      11,905          --
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                              67,029     157,736      30,863      35,809       6,045      11,905
==================================================================================================================================
Undistributed net investment income                        $    475    $  1,928     $   267     $    68    $     --     $    --
==================================================================================================================================

* Commencement of operations.

                       See notes to financial statements.

JPMorgan FUNDS
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Group ("MFG") and J.P. Morgan Series Trust ("JPMST") (the "Trusts") were organized on May 11, 1987 and August 15, 1996, respectively, as Massachusetts business trusts, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. Effective February 28, 2001, two separate series of Mutual Fund Group were renamed with the approval of the Board of Trustees. Also, effective September 10, 2001, three separate series of the J.P. Morgan Series Trust were renamed with the approval of the Board of Trustees. As a result, five of the separate series of the Trusts (collectively, the "Funds") are as follows:

NEW NAME                                               OLD NAME
JPMorgan Market Neutral Fund ("MNF")          J.P. Morgan Market Neutral Fund
JPMorgan Focus Fund ("FF")                    Chase Vista Focus Fund
JPMorgan Global 50 Fund ("GFF")               J.P. Morgan Global 50 Fund
JPMorgan Global Healthcare Fund ("GHF")       J.P. Morgan Global Healthcare Fund
JPMorgan H&Q Technology Fund ("HQTF")         Chase Fleming H&Q Technology Fund

FF and HQTF are separate series of MFG and MNF, GFF and GHF are separate series of JPMST.

The Funds offer various classes of shares as follows:

         FUND                                  CLASS OFFERED
MNF                                 Institutional
FF                                  Class A, Class B, Class C, Select
GFF                                 Class A, Class B, Class C, Select
GHF                                 Class A, Class B, Class C, Select
HQTF                                Class A, Class B, Class C

Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class ("Class I") and the Select Classes.

In 2001, MNF changed its fiscal year end from May 31 to October 31. The report herein covers the period from June 1, 2001 through October 31, 2001 for MNF.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

          Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

     B. REPURCHASE AGREEMENTS -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian or a bank with which the custodian bank has entered into a subcustodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     D. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

          Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subject the Fund to risk of loss up to the amount of the original notional value of the futures contracts. Use of short futures contracts subject the Fund to unlimited risk.

          The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. As of October 31, 2001, the GFF had outstanding futures contracts open as shown on its Portfolios of Investments.

     E. FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

          Although the net assets of the Funds are presented at the exchange rates and market values prevailing at the end of the period, the Funds do not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

     F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to manage the Funds' exposure to foreign currency exchange fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. GFF and GHF were party to open forward foreign currency contracts at October 31, 2001, as shown on their respective Portfolios of Investments.

     G. SHORT SALES -- MNF may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities made with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

     H. ORGANIZATION EXPENSES -- Organization and initial registration costs incurred in connection with establishing Funds which commenced operations prior to June 30, 1998 have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

     I. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     J. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition--"temporary differences") such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment. The following amounts were reclassified within the capital accounts (in thousands):

                                          ACCUMULATED
                                         UNDISTRIBUTED/        ACCUMULATED
                                        (OVERDISTRIBUTED)     UNDISTRIBUTED
                    PAID-IN-CAPITAL   NET INVESTMENT INCOME   CAPITAL GAINS
MNF                       $--                  $17               $(17)
FF                      (365)                  365                 --
GFF                       (3)                  603               (600)
GHF                       --                   297               (297)
HQTF                    (194)                  194                 --

          The reclassifications for MNF primarily relate to a short sale dividend expense reclass. The reclassifications for FF and HQTF primarily relate to the character for tax purposes of current year net operating losses. The reclassifications for GFF and GHF primarily relate to non-deductible expenses.

     K. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J.P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM") (formerly Chase Fleming Asset Management (USA), Inc.) and J.P. Morgan Investment Management, Inc. ("JPMIM") (collectively, the "Advisers") act as the Investment Advisers to the Funds. JPMFAM, a direct wholly-owned subsidiary of J.P. Morgan Chase & Co., is the Adviser for FF and HQTF. JPMIM, an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly-owned subsidiary of J.P. Morgan Chase & Co., is the adviser for MNF, GFF and GHF. As investment advisers, JPMFAM and JPMIM supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective daily average net assets. The annual fee for each Fund is as follows:

      FUND                                     INVESTMENT ADVISORY FEE (%)
      MNF                                                 1.50
      FF                                                  0.40
      GFF                                                 1.25
      GHF                                                 1.25
      HQTF                                                0.75

          The Advisers (and any predecessor) waived fees as outstanding in Note 2.F. below.

          Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), also a direct wholly-owned subsidiary of J.P. Morgan Chase & Co., acted as investment adviser to FF and HQTF.

          The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to reimburse its advisory fee from the Funds in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Fund investment in an affiliated money market fund.

     B. ADMINISTRATION FEE -- Pursuant to separate Administration Agreements Chase and Morgan (collectively, the "Administrators") provide certain administration services to the Funds. Chase serves as the administrator for FF and HQTF and Morgan serves as the administrator for MNF, GFF and GHF. Effective September 10, 2001, in connection with the elimination of the Funds paying directly sub-administration fees (.05% annualized for FF and HQTF) and co-administration fees (allocable share of $425,000 plus FDI's out of pocket expenses, annualized for MNF, GFF, and GHF) the Trustees approved a new combined administration agreement. Under the terms of the agreement, the Administrator will bear all sub-administration/co-administration expenses of the funds. Effective September 10, 2001, in consideration of these services, the Administrators receive a pro rata portion from each respective Fund a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.075% of the average daily net assets in excess of $25 billion. Prior to September 10, 2001, Chase was paid a fee from FF and HQTF computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. Also, prior to September 10, 2001, Morgan was paid a fee from MNF, GFF and GHF equal to the respective Fund's allocable share of an annual complex-wide charge equal to 0.09% of the first $7 billion of aggregate average daily net assets and 0.04% of aggregate average daily net assets in excess of $7 billion less the complex-wide fees paid to Funds Distributor, Inc. ("FDI").

          The Administrators have contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, dividend expenses relating to short sales, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                  INSTITUTIONAL   SELECT
   FUND           CLASS A     CLASS B   CLASS C       CLASS       CLASS
   MNF               n/a        n/a         n/a     1.25            n/a
   FF               1.25       1.85        1.85      n/a           1.00
   GFF              1.75       2.25        2.25      n/a           1.50
   GHF              1.75       2.25        2.25      n/a           1.50
   HQTF             1.85       2.35        2.35      n/a            n/a

          The contractual expense limitation agreements were in effect beginning September 10, 2001, for FF and HQTF and for the entire fiscal year for MNF, GFF and GHF.

          The expense limitation percentages in the table above are due to expire September 7, 2002, for FF and HQTF and September 7, 2004, for MNF, GFF and GHF.

          The Administrators waived and reimbursed fees as outlined in Note 2.F. below.

          Effective May 1, 2001, BISYS Fund Services, L.P. ("BISYS") serves as sub-administrator to MNF, GFF and GHF and is paid a portion of the fees payable to Morgan as administrator. Prior to May 1, 2001, Funds Distributor, Inc. ("FDI") served as co-administrator for MNF, GFF and GHF and was paid fees equal to its allocable share of an annual complex-wide charge of $425,000, plus FDI's out of pocket expenses.

          Effective September 10, 2001, BISYS also serves as sub-administrator to FF and HQTF and is paid a portion of the fees payable to Chase as administrator. Prior to September 10, 2001, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. served as sub-administrator and was paid an annual fee of 0.05% of the average daily net assets of FF and HQTF.

     C. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement dated April 11, 2001, JPMFD serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25%, 0.75% and 0.75% of the average daily net assets of the Class A, Class B and Class C Shares, respectively, for distribution services. In addition, JPMFD receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares.

          The Distributor waived fees as outlined in Note 2.F. below.

          Prior to April 11, 2001, FDI acted as JPMST's Distributor.

     D. SHAREHOLDER SERVICING FEES -- JPMST has entered into a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to MNF, GFF and GHF shareholders. MFG has adopted an Administrative Services Plan for shares of FF and HQTF which, among other things, provides that the Trust on behalf of FF and HQTF may obtain the services of one or more Shareholder Servicing Agents. For these services Morgan or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                INSTITUTIONAL SELECT
   FUND           CLASS A     CLASS B   CLASS C     CLASS      CLASS

   MNF               n/a        n/a         n/a     0.10         n/a
   FF               0.25       0.25        0.25      n/a        0.25
   GFF              0.25       0.25        0.25      n/a        0.25
   GHF              0.25       0.25        0.25      n/a        0.25
   HQTF             0.25       0.25        0.25      n/a         n/a

          In addition, Morgan, Charles Schwab & Co. ("Schwab") and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of MNF, GFF and GHF available to customers of investment advisers and other financial intermediaries who are Schwab's clients.

          MNF, GFF and GHF are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMST and Morgan is terminated, MNF, GFF and GHF would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

          The Shareholder Servicing Agents waived fees as outlined in Note 2.F. below.

     E. CUSTODIAN AND ACCOUNTING FEES -- Chase provides portfolio accounting and custody services for FF. Compensation for such services is presented in the Statement of Operations as custodian fees. Such custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the statement of operations.

     F. WAIVERS AND REIMBURSEMENTS -- For the year ended October 31, 2001, the Funds' vendors waived fees for each of the Funds as follows (in thousands):

          Voluntary Waivers:

                      INVESTMENT                   SHAREHOLDER
                       ADVISORY   ADMINISTRATION    SERVICING    DISTRIBUTION
   FF                     92           16              20            --
   HQTF                   71           15              24            24

      Contractual Waivers:

                      INVESTMENT                   SHAREHOLDER
                       ADVISORY   ADMINISTRATION    SERVICING    DISTRIBUTION
   MNF                    36            3               --^            --
   FF                     15            5                 6            --
   GFF                    39           13               --^            --
   GHF                    30            2                 3            --
   HQTF                    7            1                 2             2

^Amounts round to less than $1,000.

          For each of the Funds, for the year ended October 31, 2001, the Administrator contractually and the Distributor voluntarily reimbursed expenses as follows (in thousands):

          Expense Reimbursements by:

                            ADMINISTRATOR             DISTRIBUTOR
   MNF                            56                      --
   FF                             37                       4
   GFF                           393                      --
   GHF                           260                      --
   HQTF                           18                      25

     G. FUND SERVICES FEES -- JPMST had a Fund Services Agreement with Pierpont Group, Inc. ("PGI"), who assisted the Trustees in exercising their overall supervisory responsibilities for the affairs of MNF, GFF and GHF. The Trustees of the MNF, GFF and GHF represented all the existing shareholders of PGI. JPMST terminated its agreement with PGI.

     H. OTHER -- Certain officers of the Trust(s) are officers of J.P. Morgan Chase or of BISYS or their subsidiaries.

3.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                    PURCHASES          SALES         PURCHASES       SALES
                 (EXCLUDING U.S.   (EXCLUDING U.S.    OF U.S.       OF U.S.
                   GOVERNMENT)       GOVERNMENT)     GOVERNMENT    GOVERNMENT
MNF                $  12,420         $    9,092         $--           $--
FF                    48,359             62,313          --            --
GFF                  132,374            179,933          --            --
GHF                   21,528             20,044          --            --
HQTF                  18,710              6,698          --            --

4.   FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2001, are as follows (in thousands):

                                      GROSS         GROSS       NET UNREALIZED
                      AGGREGATE    UNREALIZED     UNREALIZED     APPRECIATION/
                        COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
MNF                    $19,235       $3,694        ($4,361)         ($667)
FF                      22,440        1,090         (2,128)        (1,038)
GFF                     80,747        2,923        (12,950)       (10,027)
GHF                     32,893        1,640         (2,725)        (1,085)
HQTF                    15,533          322         (9,961)        (9,639)

As of October 31, 2001, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                      EXPIRATION
FUND                           AMOUNT                     DATE
FF                          $13,038,801              October 31, 2009
                              1,699,223              October 31, 2008
                              2,742,053              October 31, 2007
                                786,836              October 31, 2006
GFF                          25,497,823              October 31, 2009
GHF                           2,369,900              October 31, 2009
                                 71,398              October 31, 2008
HQTF                          9,273,795              October 31, 2009
                                 17,169              October 31, 2008

5.  CONCENTRATIONS

As of October 31, 2001, FF and HQTF invested approximately 13.0% and 100.0% of their respective portfolios in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

As of October 31, 2001, FF and GHF invested approximately 23.4% and 83.6% of their respective portfolios in securities issued by pharmaceutical companies.

MNF, GFF and GHF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject MNF, GFF and GHF to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

6.   TRUSTEE COMPENSATION

FF and HQTF have adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all independent trustees of FF and HQTF who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the period November 1, 2000 to May 15, 2001, included in Trustees Fees in the Statement of Operations were as follows:


                              PENSION
                              EXPENSES
FF                              $467
HQTF                              72

In connection with the consolidation of the heritage J.P. Morgan and heritage Chase fund families, and the reduction in the number of combined trustees on the new board from 22 to 8, the Pension Plan was terminated effective May 15, 2001. In furtherance of this termination, the Trustees were paid an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the JPMorgan (Formerly Chase Vista) Funds. The remaining $5.65 million was reimbursed by Chase on May 16, 2001. Certain of the trustees have elected to defer receipt of such amount pursuant to a deferred compensation plan. The amount of the Chase reimbursement and the amounts rolled into the deferred compensation plan are as follows:

                                 CHASE            DEFERRED COMPENSATION
FUND NAME                    REIMBURSEMENT              ROLLOVER
FF                            $4,251                   $6,765
HQTF                             215                      406

Accrued liability and expense amounts from the deferred compensation plan are included in Trustees' fees on the Statement of Assets and Liabilities and the Statement of Operations, respectively.

7.  BANK BORROWINGS

The FF and HQTF may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other JP Morgan Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand. This agreement will expire on January 4, 2002.

MNF, GFF and GHF may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective June 20, 2001 MNF, GFF and GHF, along with certain other funds managed by JPMIM, entered into a $150 million bank line of credit agreement with Chase Manhattan Bank ("Chase", an affiliate of JPMIM), as administrative agent and Commerzbank AG as co-administrative agent. Borrowings under the agreement will bear interest at approximate market rates. A commitment fee is charged at an annual rate of 0.085% on the unused portion of the committed amount. This agreement will expire on June 20, 2002.

Prior to June 20, 2001, MNF, GFF and GHF, along with certain other funds managed by JPMIM, were in a $150 million line of credit agreement with DeutscheBank. This agreement expired on June 20, 2001.

The Funds had no borrowings outstanding at October 31, 2001, nor at anytime during the year then ended.

8.  SUBSEQUENT EVENT

On November 10, 2001, The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York merged to form JPMorgan Chase Bank. The new Administrator and Shareholder Servicing Agent for the funds will be the JPMorgan Chase Bank. As a result, all references in the Annual Report to either the Chase Manhattan Bank or Morgan Guaranty Trust Company of New York should be replaced with JPMorgan Chase Bank.

10.  Capital Share Transactions

CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS FOR THE PERIODS PRESENTED (AMOUNTS IN THOUSANDS):

MARKET NEUTRAL FUND

----------------------------------------------------------------------
                                                    INSTITUTIONAL
----------------------------------------------------------------------
                                                   AMOUNT    SHARES
----------------------------------------------------------------------
                                              6/1/01 THROUGH 10/31/01*
----------------------------------------------------------------------
Shares sold                                     $ 1,201       78
Shares issued in
reinvestment of distributions                        80        5
Shares redeemed                                    (932)     (61)
----------------------------------------------------------------------
Net increase in Fund shares outstanding            $349       22
======================================================================
                                               YEAR ENDED MAY 31, 2001
----------------------------------------------------------------------
Shares sold                                     $10,451      731
Shares issued in
reinvestment of distributions                       867       60
Shares redeemed                                  (5,641)    (384)
----------------------------------------------------------------------
Net increase in Fund shares outstanding          $5,677      407
======================================================================
                                               YEAR ENDED MAY 31, 2000
----------------------------------------------------------------------
Shares sold                                      $2,500      178
Shares issued in
reinvestment of distributions                       669       47
Shares redeemed                                      --       --
----------------------------------------------------------------------
Net increase in Fund shares outstanding          $3,169      225
======================================================================

*  MNF changed its fiscal year end from May 31 to October 31.


                       See notes to financial statements.

FOCUS FUND
---------------------------------------------------------------------------------------------------------------------------
                                               CLASS A             CLASS B          CLASS C            SELECT+
---------------------------------------------------------------------------------------------------------------------------
                                          AMOUNT    SHARES     AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT   SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
Shares sold                              $  1,278      161    $  1,154     146  $    271      35   $   --      --
Shares issued in reinvestment
of distributions                               --       --          --      --        --      --       --      --
Shares redeemed                            (8,172)  (1,062)     (7,900) (1,078)   (1,989)   (282)      --      --
---------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares
outstanding                              $ (6,894)    (901)   $ (6,746)   (932) $ (1,718)   (247)  $   --      --
===========================================================================================================================

                                                              YEAR ENDED OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------------------------
Shares sold                              $ 12,635    1,077    $ 12,266   1,065  $  3,163     280    $   --      --
Shares issued in reinvestment
of distributions                               --       --          --      --        --      --        --      --
Shares redeemed                            (8,143)    (721)     (6,187)   (557)   (3,496)   (308)       --      --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
Fund shares outstanding                  $  4,492      356    $  6,079     508  $   (333)    (28)   $   --      --
===========================================================================================================================

+ Institutional shares were renamed Select shares on 9/10/01.

GLOBAL 50 FUND
---------------------------------------------------------------------------------------------------------------------------
                                               CLASS A*            CLASS B*          CLASS C*               SELECT
---------------------------------------------------------------------------------------------------------------------------
                                          AMOUNT     SHARES    AMOUNT    SHARES  AMOUNT    SHARES     AMOUNT       SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                        4/16/01 THROUGH 10/31/01          YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
Shares sold                              $     30        2    $     38       3    $   10       1     $ 176,938     12,512
Shares issued in reinvestment
of distribution                                --       --          --      --        --      --         7,945        494
Shares redeemed                                (8)      (1)         --      --        --      --      (229,078)   (16,020)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
Fund shares outstanding                  $     22        1    $     38       3    $   10       1     $ (44,195)    (3,014)
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    SELECT
---------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                        $ 173,806    8,705
Shares issued in reinvestment of distributions                                                         2,619      135
Shares redeemed                                                                                     (116,492)  (5,849)
---------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                                            $  59,933    2,991
===========================================================================================================================

* For Class A, Class B and Class C, from commencement of offering on April 16, 2001.

                       See notes to financial statements.

GLOBAL HEALTHCARE FUND

---------------------------------------------------------------------------------------------------------------------------
                                               CLASS A*          CLASS B*         CLASS C*              SELECT
---------------------------------------------------------------------------------------------------------------------------
                                           AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT      SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                        4/16/01 THROUGH 10/31/01          YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                 $102       7      $12        1       $10       1      $8,556       581
Shares issued in
reinvestment of distribution                  --      --       --       --        --      --          15         1
Shares redeemed                              (39)     (3)      --       --        --      --      (9,939)     (723)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
Fund shares outstanding                      $63       4      $12        1       $10       1     $(1,368)     (141)
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    SELECT
---------------------------------------------------------------------------------------------------------------------------
                                                                                           9/29/00 THROUGH 10/31/00
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                  $35,669    2,380
Shares issued in reinvestment of distributions                                                    --       --
Shares redeemed                                                                                 (154)     (10)
---------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                                      $35,515    2,370
===========================================================================================================================

* For Class A, Class B and Class C, from commencement of offering on April 16, 2001.

H&Q TECHNOLOGY FUND#

---------------------------------------------------------------------------------------------------------------------------
                                             CLASS A           CLASS B            CLASS C
---------------------------------------------------------------------------------------------------------------------------
                                         AMOUNT   SHARES   AMOUNT    SHARES   AMOUNT   SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
Shares sold                             $12,940    2,536   $2,678      583    $1,244     255
Shares redeemed                          (4,093)  (1,143)    (727)    (193)     (443)   (135)
---------------------------------------------------------------------------------------------------------------------------
Net increase in
Fund shares outstanding                 $ 8,847    1,393   $1,951      390    $  801     120
===========================================================================================================================

                                                     PERIOD ENDED OCTOBER 31, 2000+
---------------------------------------------------------------------------------------------------------------------------
Shares sold                             $ 7,077      763   $4,966      535    $1,542     161
Shares redeemed                              (7)      (1)      --       --       --      --
---------------------------------------------------------------------------------------------------------------------------
Net increase in
Fund shares outstanding                 $ 7,070      762   $4,966      535   $1,542      161
===========================================================================================================================

#  Formerly Chase Fleming H&Q Technology Fund.
+  Class A, B and C shares commenced operations on September 20, 2000.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                          MARKET NEUTRAL FUND
                                                                               ------------------------------------------
                                                                                             INSTITUTIONAL
                                                                               ------------------------------------------
                                                                                6/01/01**     YEAR ENDED      12/31/98*
                                                                                 THROUGH --------------------  THROUGH
                                                                                10/31/01   5/31/01    5/31/00   5/31/99
                                                                               --------- ----------  -------- ---------
Per share operating performance
Net asset value, beginning of period                                             $15.16     $14.02    $15.16    $15.00
                                                                                 ------     ------    ------    ------
Income from investment operations:
  Net investment income                                                            0.14^^     0.54      0.60      0.13
  Net gain or loss in securities (both realized and unrealized)                    0.12       1.19     (0.75)     0.07
                                                                                 ------     ------    ------    ------
   Total from investment operations                                                0.26       1.73     (0.15)     0.20
                                                                                 ------     ------    ------    ------
Distributions to shareholders from:
  Dividends from net investment income                                             0.20       0.59      0.48      0.04

  Distributions from capital gains                                                 0.21      --         0.51     --
                                                                                 ------     ------    ------    ------
   Total distributions                                                             0.41       0.59      0.99      0.04
                                                                                 ------     ------    ------    ------
Net asset value, end of period                                                   $15.01     $15.16    $14.02    $15.16
                                                                                 ======     ======    ======    ======
Total return                                                                       1.72%     12.65%    (0.99)%    1.34%~
Ratios/supplemental data:
  Net assets, end of period (in millions)                                        $   20     $   20    $   13    $   10
Ratios to average net assets#:
  Net expenses (including dividend expense)                                        2.71%      2.79%     2.11%     3.52%
  Net expenses (excluding dividend expense)                                        1.25%      1.25%     1.50%     2.00%
  Net investment income                                                            2.09%      4.47%     4.46%     2.14%
  Expenses without waivers and reimbursements
  (including dividend expense)                                                     3.80%      3.90%     3.69%     5.66%
  Net investment income without waivers and
  reimbursements (including dividend expense)                                      1.00%      3.36%     2.88%     0.00%
Portfolio turnover rate                                                              50%       141%      114%       54%
-------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations. **Changed fiscal year end from 5/31 to 10/31. ^^Calculated based upon average shares outstanding.
 ~Not annualized.
 #Short periods have been annualized.

                       See notes to financial statements.

                                                                               FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A                                      CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED             6/30/98*          YEAR ENDED                  6/30/98*
                                          ------------------------------   THROUGH   --------------------------------   THROUGH
                                          10/31/01   10/31/00   10/31/99   10/31/98   10/31/01   10/31/00    10/31/99   10/31/98
                                          --------- ---------  ---------  ---------  ---------  ---------   ---------  ---------
Per share operating performance
Net asset value, beginning of period       $ 9.92     $ 9.83     $ 9.40     $10.00     $ 9.79     $ 9.77      $ 9.38      $10.00
                                           ------     ------     ------     ------     ------     ------      ------      ------
Income from investment operations:
  Net investment income (loss)              (0.05)^    (0.08)      0.01^      0.01      (0.10)^    (0.12)      (0.05)^        --
  Net gain or loss in securities (both
   realized and unrealized)                 (3.87)      0.17       0.43      (0.61)     (3.80)      0.14        0.44       (0.62)
                                           ------     ------     ------     ------     ------     ------      ------      ------
   Total from investment operations         (3.92)      0.09       0.44      (0.60)     (3.90)      0.02        0.39       (0.62)
                                           ------     ------     ------     ------     ------     ------      ------      ------
Distributions to shareholders from:
  Dividends from net investment income         --         --       0.01         --         --         --          --          --
  Distributions from capital gains             --         --         --         --         --         --          --          --
                                           ------     ------     ------     ------     ------     ------      ------      ------
   Total distributions                         --         --       0.01         --         --         --          --          --
                                           ------     ------     ------     ------     ------     ------      ------      ------
Net asset value, end of period             $ 6.00     $ 9.92     $ 9.83     $ 9.40     $ 5.89     $ 9.79      $ 9.77      $ 9.38
                                           ======     ======     ======     ======     ======     ======      ======      ======
Total return (1)                           (39.52%)     0.92%      4.67%     (6.00%)~  (39.84%)     0.20%       4.16%      (6.20%)~
Ratios/supplemental data:
  Net assets, end of period (in millions)  $    7        $20        $17        $18     $   11        $28         $22         $18
Ratios to average net assets#:
  Net expenses                               1.25%      1.25%      1.25%      1.25%      1.85%      1.85%       1.84%       1.85%
  Net investment income (loss)              (0.73%)    (0.69%)     0.07%      0.48%     (1.33%)    (1.29%)     (0.51%)     (0.15%)
  Expenses without waivers and
   reimbursements                            1.84%      1.70%      1.81%      2.05%      2.32%      2.20%       2.30%       2.54%
  Net investment income (loss) without
   waivers and reimbursements               (1.32%)    (1.14%)    (0.49%)    (0.32%)    (1.80%)    (1.64%)     (0.97%)     (0.84%)
Portfolio turnover rate                       147%       124%       173%        33%~      147%       124%        173%         33%~
----------------------------------------------------------------------------------------------------------------------------------

  *Commencement of operations.
  ^Calculated based upon average shares outstanding.
(1)Total return figures do not include the effect of any front-end or deferred sales load.
  #Short periods have been annualized.
  ~Not annualized.

                      See notes to financial statements.

                                                                               FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS C                                       SELECT**
----------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED             6/30/98*          YEAR ENDED                    6/30/98*
                                       ------------------------------   THROUGH    --------------------------------     THROUGH
                                       10/31/01   10/31/00   10/31/99   10/31/98    10/31/01     10/31/00    10/31/99   10/31/98
                                       --------- ---------  ---------  ---------   ---------    ---------   ---------  ---------
Per share operating performance
Net asset value, beginning of period    $ 9.79     $ 9.76    $ 9.38      $10.00      $ 9.98       $ 9.86       $ 9.40    $10.00
                                        ------     ------    ------      ------      ------       ------       ------    ------
Income from investment operations:
  Net investment income (loss)           (0.10)^    (0.14)    (0.05)^        --       (0.04)^      (0.03)        0.03^     0.02
  Net gain or loss in securities (both
   realized and unrealized)              (3.80)      0.17      0.43       (0.62)      (3.88)        0.15         0.45     (0.62)
                                        ------     ------    ------      ------      ------       ------       ------     ------
   Total from investment operations      (3.90)      0.03      0.38       (0.62)      (3.92)        0.12         0.48     (0.60)
                                        ------     ------    ------      ------      ------       ------       ------     ------
Distributions to shareholders from:
  Dividends from net investment income      --         --        --          --          --           --         0.02        --
  Distributions from capital gains          --         --        --          --          --           --           --        --
                                        ------     ------    ------      ------      ------       ------       ------     ------
   Total distributions                      --         --        --          --          --           --         0.02        --
                                        ------     ------    ------      ------      ------       ------       ------     ------
Net asset value, end of period          $ 5.89     $ 9.79    $ 9.76      $ 9.38      $ 6.06       $ 9.98       $ 9.86     $ 9.40
                                        ======     ======     ======     ======      ======       ======       ======     ======
Total return (1)                        (39.84%)     0.31%     4.05%      (6.20%)~   (39.28%)       1.22%        5.05%     (6.00%)~
Ratios/supplemental data:
  Net assets, end of period
   (in millions)                        $    3     $    7    $    7      $    4      $   -- +     $   -- +     $   -- +   $   -- +
Ratios to average net assets#:
  Net expenses                            1.85%      1.85%     1.84%       1.85%       1.00%        1.00%        1.00%      1.00%
  Net investment income (loss)           (1.33%)    (1.29%)   (0.55%)     (0.14%)     (0.51%)      (0.44%)       0.33%      0.78%
  Expenses without waivers and
   reimbursements                         2.42%      2.20%     2.29%       2.55%   2,420.01%!   1,500.37%!   1,007.71%!     1.80%
  Net investment income (loss) without
   waivers and reimbursements            (1.90%)    (1.64%)   (1.00%)     (0.84%) (2,419.52%)! (1,499.81%)! (1,006.38%)!   (0.02%)
Portfolio turnover rate                    147%       124%      173%         33%~       147%         124%         173%        33%~
----------------------------------------------------------------------------------------------------------------------------------

  *Commencement of operations.
 **Institutional shares were renamed Select shares on 9/10/01.
  ^Calculated based upon average shares outstanding.
(1)Total return figures do not include the effect of any front-end or deferred sales load.
  #Short periods have been annualized.
  ~Not annualized.
  +Amounts round to less than one million.
  !Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                      GLOBAL 50 FUND
                                          --------------------------------------------------------------------------------
                                                         SELECT                        CLASS A     CLASS B     CLASS C
                                          ------------------------------------------ ----------- ----------- -------------
                                                 YEAR ENDED                 5/29/98*  4/16/01**   4/16/01**   4/16/01**
                                          ------------------------------     THROUGH   THROUGH     THROUGH     THROUGH
                                           10/31/01  10/31/00  10/31/99    10/31/98  10/31/01    10/31/01    10/31/01
                                          ---------- --------- ---------  ---------- ----------- ----------- -------------
Per share operating performance
Net asset value, beginning of period        $18.37    $18.06    $13.36      $15.00     $14.09     $14.09    $   14.09
                                            ------    ------    ------      ------     ------     ------    ---------
Income from investment operations:
 Net investment income (loss)                 0.04^^    0.16      0.06        0.22     (0.01)^^    (0.05)^^    (0.04)^^
 Net gain or loss in securities (both
  realized and unrealized)                   (5.00)     0.73      4.64       (1.86)    (2.07)      (2.08)       (2.09)
                                            ------    ------    ------      ------     ------     ------    ---------
  Total from investment operations           (4.96)     0.89      4.70       (1.64)    (2.08)      (2.13)       (2.13)
                                            ------    ------    ------      ------     ------     ------    ---------
Distributions to shareholders from:
 Dividends from net investment income         0.30      0.22        --          --        --          --           --
 Distributions from capital gains             1.09      0.36        --          --        --          --           --

  Total distributions                         1.39      0.58        --          --        --          --           --
                                            ------    ------    ------      ------     ------     ------    ---------
Net asset value, end of period              $12.02    $18.37    $18.06      $13.36    $12.01      $11.96    $   11.96
                                            ======    ======    ======      ======     ======     ======    =========
Total return (1)                            (28.91%)    4.64%    35.18%     (10.93%)^ (14.76%)^   (15.12%)^    (15.12%)^
Ratios/supplemental data:
 Net assets, end of period (in millions)    $   67    $  158      $101         $76      $ -- +      $ -- +       $ -- +
Ratios to average net assets#:
 Net expenses                                 1.50%     1.50%     1.50%       1.50%     1.73%       2.24%        2.25%
 Net investment income (loss)                 0.25%     0.57%     0.28%       0.43%    (0.19%)     (0.74%)      (0.59%)
 Expenses without waivers and
  reimbursements                              1.89%     1.80%     1.97%       2.07%    74.08%!     70.37%!     123.23%!
 Net investment income  (loss) without
  waivers and reimbursements                 (0.14%)    0.27%    (0.19%)     (0.14%)  (72.54%)!   (68.87%)!   (121.57%)!
Portfolio turnover rate                        126%      101%       84%         54%^     126%        126%         126%
--------------------------------------------------------------------------------------------------------------------------

  *Commencement of operations.
 **Commencement of offering of share class.
 ^^Calculated based upon average shares outstanding.
  ^Not annualized.
(1)Total return figures do not include the effect of any front-end or deferred sales load.
  #Short periods have been annualized.
  +Amounts round to less than one million.
  !Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                     GLOBAL HEALTHCARE FUND
                                           ------------------------------------------------------------------
                                                   SELECT               CLASS A       CLASS B       CLASS C
                                           ------------------------    ----------    ----------    ----------
                                                          9/29/00*     4/16/01**     4/16/01**     4/16/01**
                                           YEAR ENDED     THROUGH       THROUGH       THROUGH       THROUGH
                                            10/31/01      10/31/00      10/31/01      10/31/01      10/31/01
                                           ----------    ----------    ----------    ----------    ----------
Per share operating performance
Net asset value, beginning of period         $15.11        $15.00        $13.64        $13.64        $13.64
                                             ------        ------        ------        ------        ------
Income from investment operations:
  Net investment income (loss)                (0.03)^^       0.03         (0.05)^^      (0.09)^^      (0.09)^^
  Net gain or loss in securities
  (both realized and unrealized)              (1.26)         0.08          0.20          0.20          0.20
                                             ------        ------        ------        ------        ------
   Total from investment operations           (1.29)         0.11          0.15          0.11          0.11
                                             ------        ------        ------        ------        ------
Distributions to shareholders from:
  Dividends from net investment income         0.01            --            --            --            --
  Distributions from capital gains               --            --            --            --            --
                                             ------        ------        ------        ------        ------
   Total distributions                         0.01            --            --            --            --
                                             ------        ------        ------        ------        ------
Net asset value, end of period               $13.81        $15.11        $13.79        $13.75        $13.75
                                             ======        ======        ======        ======        ======
Total return (1)                              (8.55%)        0.73%^        1.10%^        0.81%^        0.81%^
Ratios/supplemental data:
  Net assets, end of period (in millions)    $   31        $   36        $   -- +      $   -- +      $   -- +
Ratios to average net assets#:
  Net expenses                                 1.50%         1.50%         1.74%         2.25%         2.24%
  Net investment income (loss)                (0.20%)        1.02%        (0.72%)       (1.14%)       (1.15%)
  Expenses without waivers and
   reimbursements                              2.24%         4.52%        34.18%!      131.92%!      175.33%!
  Net investment income (loss)
   without waivers and reimbursements         (0.94%)       (2.00%)      (33.16%)!     (130.81%)!    (174.24%)!
Portfolio turnover rate                          57%            3%^          57%^          57%^          57%^
-------------------------------------------------------------------------------------------------------------

  *Commencement of operations.
 **Commencement of offering of share class.
  ^Not annualized.
 ^^Calculated based upon average shares outstanding.
(1)Total return figures do not include the effect of any front-end or deferred sales load.
  #Short periods have been annualized.
  +Amounts round to less than one million.
  !Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                         H&Q TECHNOLOGY FUND
                                                   ---------------------------------------------------------------------------
                                                           CLASS A                 CLASS B                    CLASS C
                                                   ----------------------  ------------------------  ------------------------
                                                                 9/20/00*                  9/20/00*                 9/20/00*
                                                    YEAR ENDED   THROUGH    YEAR ENDED     THROUGH    YEAR ENDED    THROUGH
                                                     10/31/01    10/31/00    10/31/01      10/31/00    10/31/01     10/31/00
                                                   ------------ ---------  ------------   ---------  ------------  -----------
Per share operating performance
Net asset value, beginning of period                  $ 8.17      $10.00      $ 8.16        $10.00      $ 8.17        $10.00
                                                      ------      ------      ------        ------      ------        ------
Income from investment operations:
  Net investment income (loss)                         (0.06)^        --       (0.08)^       (0.01)      (0.08)^       (0.01)
  Net gain or loss in securities (both realized
   and unrealized)                                     (6.31)      (1.83)      (6.29)        (1.83)      (6.30)         (1.82)
                                                      ------      ------      ------        ------      ------        ------
   Total from investment operations                    (6.37)      (1.83)      (6.37)        (1.84)      (6.38)         (1.83)
                                                      ------      ------      ------        ------      ------        ------
Distributions to shareholders from:
  Dividends from net investment income                    --          --          --            --          --            --
  Distributions from capital gains                        --          --          --            --          --            --
                                                      ------      ------      ------        ------      ------        ------
   Total distributions                                    --          --          --            --          --            --
                                                      ------      ------      ------        ------      ------        ------
Net asset value, end of period                        $ 1.80      $ 8.17      $ 1.79        $ 8.16      $ 1.79        $ 8.17
                                                      ======      ======      ======        ======      ======        ======
Total return (1)                                      (77.97%)    (18.30%)~   (78.06%)      (18.40%)~   (78.09%)      (18.30%)~
Ratios/supplemental data:
  Net assets, end of period (in millions)             $    4      $    6      $    2        $    5         -- +        $   1
Ratios to average net assets#:
  Net expenses                                          1.85%       1.83%       2.36%         2.33%       2.36%         2.34%
  Net investment income (loss)                         (1.70%)     (0.71%)     (2.19%)       (1.21%)     (2.20%)       (1.22%)
  Expenses without waivers and reimbursements           3.68%       3.22%       4.17%         3.72%       4.16%         3.73%
  Net investment income (loss) without waivers
   and reimbursements                                  (3.53%)     (2.10%)     (4.00%)       (2.60%)     (4.00%)       (2.61%)
Portfolio turnover rate                                   69%          0%         69%            0%         69%           0%
------------------------------------------------------------------------------------------------------------------------------

  *Commencement of operations.
  ^Calculated based upon average shares outstanding.
(1)Total return figures do not include the effect of any front-end or deferred sales load.
  #Short periods have been annualized.
  ~Not annualized.
  +Amount rounds to less than one million.

                       See notes to financial statements.

JPMorgan FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Mutual Fund Group and J.P. Morgan Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Focus Fund, JPMorgan H&Q Technology Fund (separate portfolios of Mutual Fund Group), JPMorgan Market Neutral Fund, JPMorgan Global 50 Fund and JPMorgan Global Healthcare Fund (separate portfolios of J.P. Morgan Series Trust), hereafter referred to as the "Funds", at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 2001


                       See notes to financial statements.

TAX LETTER (UNAUDITED)
JPMorgan GLOBAL 50 FUND

Certain tax information for the JPMorgan Specialty Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2001. The information and distributions reported in this letter may differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns for the calendar year ending December 31, 2001 will be received under a separate cover.

The following represents the dividends received deduction and long term capital gains distributed by the Funds for the fiscal year ended October 31, 2001.

                           DIVIDENDS RECEIVED     LONG-TERM CAPITAL
FUND                           DEDUCTION          GAINS DISTRIBUTION
--------------------------------------------------------------------------------
Global 50 Fund                   19.50%              $5,627,227
Global Healthcare Fund          100.00%                      --
Market Neutral Fund               3.57%                      --

                      [This page intentionally left blank]

JPMorgan
FUNDS

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company
    Opportunities Fund
Tax Aware U.S. Equity Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Value Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming Japan Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

FIXED INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short-Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAXFREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
    Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities
    Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

INVESTMENT ADVISERS
JPMorgan Fleming Asset Management
J.P. Morgan Investment
Management, Inc.

ADMINISTRATOR, SHAREHOLDER AND FUND SERVICING AGENT AND CUSTODIAN
JPMorgan Chase Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett
Sullivan & Cromwell

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with JPMorgan Chase Bank. JPMorgan Chase Bank and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



                       JPMorgan FUNDS FULFILLMENT CENTER
                               393 MANLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039



      (C) J.P. Morgan Chase & Co., 2001 All Rights Reserved. December 2001

                                                                    AN-SPEC-1201